Execution
Exhibit 10.6

LEASE AGREEMENT
By and Between
WILDER CORPORATION OF DELAWARE
and
KNOWBE4, LLC

TABLE OF CONTENTS

No.	Description	Page
1	Premises	4
2	Term	4
3	Rent	4
4	Additional Rent	5
5	Late Charge	5
6	Partial Payment	5
7	Construction of this Agreement	5
8	Use of Premises	5
9	Definitions	6
10	Repairs by Landlord	6
11	Repairs by Tenant	6
12	Alterations and Improvements	8
13	Operating Expenses	8
14	Landlord's Failure to Give Possession	11
15	Acceptance and Waiver	11
16	Signs and Vending Machines	11
17	Carding	11
18	Removal of Fixtures	11
19	Entering Premises	12
20	Services of Landlord	12
21	Indemnities	13
22	Insurance and Waiver of Subrogation	13
23	Governmental Requirements	15
24	Abandonment of Premises	15
25	Assignment and Subletting	15
26	Default	16
27	Landlord's Remedies	17
28	Destruction or Damage	19
29	Eminent Domain	20
30	Services of Landlord,	20
31	Rights of Mortgage	20
32	Tenant's Estoppel	21
33	Attorneys' Fees and Homestead	22
34	Parking	22
35	Storage	22
36	Waste Disposal	22
37	Surrender of Premises	22
38	Cleaning of Premises	23
39	No Estate in Land	23
40	Cumulative Rights	23
41	Paragraph Titles	23
42	Damage or Theft of Personal Property	23
43	Holding Over	23
44	Security Deposit	24
45	Leasehold Improvements	24
46	Rules and Regulations	24
47	Quiet Enjoyment	24
48	Entire Agreement.'	24
49	Limitation of Liability	25
50	Submission Agreement	25
51	Authority 25	25
52	Relocation of Premises	25
53	Broker Disclosure	25
54	Landlord's Lien	25
55	Special Stipulations	26
56	Radon Gas	26
57	Force Majeure	26
58	Right of First Refusal	26

Exhibits:
AFloor Plan showing Premises
BRules and Regulations
CWork Letter, if any
DSign Addendum

THIS LEASE AGREEMENT (this "Lease") is made and entered as of May 4 2015 by and between Wilder Corporation of Delaware, a Delaware Corporation ("Landlord") whose address is 2536 Countryside Blvd., Suite 250, Clearwater, FL. 33763 and KnowBe4, LLC ("Tenant") whose address is 33 North Garden Avenue, Suite 1200, Clearwater, FL 33755.
WITNESSETH
WHEREAS, Landlord is the owner of certain real property located in Pinellas County, City of Clearwater, Florida, (hereinafter referred to as the "Land");
WHEREAS, there exists an office building commonly known as Clearwater Tower (the "Building") on the Land (the Land and the Building being sometimes referred to collectively herein as the ''Property"); and
WHEREAS, Tenant desires to lease space in the Building from Landlord, and Landlord is willing to lease space in the Building to Tenant, upon the terms, conditions and provisions hereinafter set forth.
NOW, THEREFORE, in consideration of the promises, the mutual benefits to be derived hereby, the payment by Tenant of the Rent reserved herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.PREMISES.    Landlord does hereby rent and lease to Tenant and Tenant does hereby rent and lease from Landlord the following described space (hereinafter called the "Premises").
an agreed approximate 15,526 rentable square feet of space designated as Suite# 1200 located on the Twelfth floor of the Building, said Premises to be located as shown on the drawing attached hereto as Exhibit A and made a part hereof by reference.
2.TERM.    Tenant hereby takes and accepts the Premises from Landlord upon the terms and conditions contained in this Lease and as suited for the use intended by Tenant, TO HAVE AND TO HOLD the same for a period of time (the "Term") commencing on July 1, 2015 (the "Commencement Date") and terminating sixty (60) full calendar months thereafter (the "Expiration Date"), unless sooner terminated or extended as hereinafter provided. The term "Lease Year", as used herein, shall mean each and every twelve (12) month period during the Term, with the first such twelve (12) month period commencing on the Commencement Date; provided, however, if the Commencement Date occurs other than on the first day of a calendar month the first Lease Year shall be that partial month plus the first full twelve (12) months thereafter.
3.RENT.    Tenant shall pay to Landlord, at 2536 Countryside Boulevard, Suite 250, Clearwater, FL    33763 or at such place as Landlord shall designate in writing to Tenant from time to time, monthly base rental ("Base Rent") in accordance with the following schedule:

		TERM	PER SQ FT	MONTHLY BASE RENT
7/1/2015	-	6/30/2016	$16.00	$10,350.67 *
7/1/2016	-	6/30/2018	$16.50	$21,348.25
7/1/2018	-	6/30/2020	$17.00	$21,995.17
* monthly base rent has been adjusted to reflect six (6) months free rent amortized over the first year of the Lease together with seven percent (7%) (or such other rate as may be hereafter imposed by law, ruling, regulation or ordinance) sales tax on all Base Rent, Additional Rent (as hereinafter defined) and all other rental and other payments, which shall be remitted to Landlord contemporaneously with each payment to Landlord upon which such tax is due, payable promptly in equal monthly installments on the first day of each calendar month, in advance, in legal tender of the United States of America, without abatement, demand, deduction or offset whatsoever, except as expressly provided herein. A prorated monthly installment based on a thirty-day month shall be paid in advance for any fraction of a month if the Term shall begin on any day except the first day thereof or shall be terminated on any day other than the last day of any month.
4.ADDITIONAL RENT.    Tenant shall pay, as additional rent hereunder, all other sums due from Tenant to Landlord under this Lease (hereinafter referred to as "Additional Rent") (the term "Rent", as used herein, means all Base Rent and Additional Rent payable hereunder from Tenant to Landlord). In addition to the foregoing, Tenant shall pay and be liable for all rental, sales, use and inventory taxes or other similar taxes, if any, on the amounts payable by Tenant hereunder levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid Landlord by Tenant under the terms of this Lease. Such payment shall be made by Tenant directly to such governmental body if billed to Tenant, or if billed to Landlord, such payment shall constitute Additional Rent hereunder and shall be paid concurrently with the payment of the Base Rent, Additional Rent, or such other charge upon which tax is based, all as set forth herein.
5.LATE CHARGE. Other remedies for non-payment of Rent notwithstanding, if any monthly installment of Base Rent or Additional Rent is not received by Landlord on or before the date due, or if any payment due Landlord by Tenant which does not have a schedule due date is not received by Landlord on or before the tenth (10th ) business day following the date Tenant was invoiced, a late charge of five percent (5%) of such past due amount shall be immediately due and payable as Additional Rent and interest shall accrue from the date past due until paid at the lower of eighteen percent (l8%) per annum or the highest rate permitted by applicable law.
6.PARTIAL PAYMENT.    No payment by Tenant or acceptance by Landlord of an amount less than the Rent herein stipulated shall be deemed a waiver of any other Rent due. No partial payment or endorsement on any check or any letter accompanying such payment of Rent shall be deemed an accord and satisfaction, but Landlord may accept such payment without prejudice to Landlord's right to collect the balance of any Rent due under the terms of this Lease or any late charge assessed against Tenant hereunder, and may apply the same against Tenant's de1inquent obligations hereunder in such order and manner as Landlord may determine in its sole discretion.
7.CONSTRUCTION OF THIS AGREEMENT.    No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof Time is of the essence of this Lease.
8.USE OF PREMISES.
(a)Tenant shall use and occupy the Premises for general office purposes of a type customary for first-class office buildings and for no other purpose. The Premises shall not be used for any illega1 purpose, nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building, nor in any manner inconsistent with the first-class nature of the building.
(b)Tenant shall not cause or permit the receipt, storage, use, location or handling on the Property (including the Building and Premises) of any product, material or merchandise which is explosive, highly flammable, or a "hazardous or toxic material," as that term is hereafter defined. "Hazardous or toxic material" shall include all materials or substances which have been determined to be hazardous to health or the environment, including, without limitation hazardous waste (as defined in the Resource Conservation and Recovery Act); hazardous substances (as defined in the Comprehensive Emergency Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act); gasoline or any other petroleum product or by-product or other hydrocarbon derivative; toxic substances, (as defined by the Toxic Substances Control Act); insecticides, fungicides or substances determined to be hazardous under the Occupational Safety and Health Act or regulations promulgated thereunder. Notwithstanding the foregoing, Tenant shall not be in breach of this provision as a result of the presence in the Premises of de minimis amounts of hazardous or toxic materials which are in compliance with all applicable laws, ordinances and regulations and are customarily present in a general office use (e.g., copying machine chemicals and kitchen cleansers).
9.DEFINITIONS.    "Landlord," as used in this Lease, shall include the party named in the first paragraph hereof, its representatives, assigns and successors in title to the Premises. "Tenant" shall include the party named in the first paragraph hereof, its heirs and representatives, and, if this Lease shall be validly assigned or sublet, shall also include Tenant's assignees or subtenants, as to the Premises, or portion thereof, covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership, limited liability company (and the officers, members, partners, employees or agents of any such entities) or individual, as may fit the particular parties.
10.REPAIRS BY LANDLORD.    Tenant, by taking possession of the Premises, shall accept and shall be held to have accepted the premises as suitable for the use intended by this Lease. Landlord shall not be required, after possession of the Premises has been delivered to Tenant, to make any repairs or improvement to the Premise, except as set forth in this Lease. Except for damage caused by casualty and condemnation (which shall be governed by Section 28 and 29 below), and subject to normal wear and tear, Landlord shall maintain in good repair the exterior walls, roof, common areas, foundation, structural portions and the central portions of the Building mechanical, electrical, plumbing and HVAC systems (i.e., only those portions of central distribution, but not the branches which serve only one tenant's space), provided such repairs are not occasioned by Tenant, Tenant's invitees or anyone in the employ or control of Tenant.
11.REPAIRS BY TENANT.
(a)Tenant shall, at its own cost and expense, maintain the Premises in good and clean condition consistent with a first class office building, including all necessary repairs and replacements. Tenant shall further, at its own cost and expense, repair or restore any damage or injury to all or any part of the Building or the rest of the Property caused by Tenant or Tenant's agents, employees, invitees, licensees, visitors or contractor, including, but not limited to, any repairs or replacements necessitated by (i) the construction or installation of improvement to the Premises by or on behalf of Tenant, (ii) the installation, use or operation of Tenant1 s property, or (iii) the moving of any property into or out of the Premise; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make sure repairs or replacements and the costs of such repairs or replacements shall be charged to Tenant as Additional Rent and shall become due and payable by Tenant with the monthly installment of Base Rent next due hereunder.
(b)Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of all repairs, alterations, improvement, changes or other work done by the Tenant to the Premise, and further agrees to indemnify and save harmless the Landlord from and against any and all such costs and liabilities incurred by Tenant and against any and all mechanics', materialmen's or laborers' liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the leased building and premises. Notwithstanding anything appearing in this Lease, the interest of the Landlord in the Premises shall not be subject to liens for improvements or work made or done by the Tenant, whether or not same shall be made or done in accordance with an agreement between Landlord and Tenant, and it is agreed that in no event shall the Landlord or the interest of the Landlord in any of· the Premises be liable for or subjected to any mechanics', materialmen's or laborers' liens for improvements or work made or done by the Tenant, and this lease expressly prohibits the subjecting of the interest of the Landlord in the leased premises to any mechanics', materialmen's or laborers' liens for improvements made by the Tenant or for which the Tenant is responsible for payment under the terms of this Lease, and all persons dealing with Tenant are put on notice of these provision. In the event such a lien is filed against the interest of the Landlord in the Premises on account of or growing out of any improvement or work made or done by the Tenant, or any person claiming by, through or under the Tenant, or for improvement or work the cost of which is the responsibility of the Tenant, then Tenant agrees to have such notice or claim of lien canceled and discharged of record as a claim against the interest of Landlord in the premises (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within ten (10) days after notice to Tenant by Landlord and, in the event Tenant fails to do so, Tenant shall be considered in default under this Lease with like effect as if Tenant shall have failed to pay a rental payment when due and within any applicable grace period provided for payment of same. TENANT SHALL, UPON THE REQUEST OF LANDLORD, EXECUTE AND DELIVER TO LANDLORD A SHORT FORM OF THIS LEASE IN RECORDABLE FORM, WHICH SHORT FORM LEASE SHALL SET FORTH OR SUMMARIZE THE PROVISION OF THIS PARAGRAPH AND SHALL CONTAIN A SUMMARY OF SUCH OTHER TERMS AND CONDITIONS OF THIS LEASE AS LANDLORD SHALL REQUIRE. TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD MAY, AT ITS OPTION, RECORD A NOTICE PURSUANT TO SECTION 713.10 OF THE FLORIDA STATUTES IN ORDER TO FURTHER ESTABLISH THAT LANDLORD'S INTEREST IN THE PREMISES, THE BUILDING AND THE LAND SHALL NOT BE SUBJECT OF LIENS FOR IMPROVEMENTS MADE BY OR FOR TENANT.
(c)NOTICE OF LIEN PROHIBITION:    THE TENANT HEREIN SHALL NOT HAVE ANY AUTHORITY TO CREATE ANY LIENS FOR LABOR OR MATERIAL ON THE LANDLORD'S INTEREST IN THE LAND, BUILDING OR THE PREMISES AND ALL PERSONS CONTRACTING WITH THE TENANT FOR THE DESTRUCTION OR REMOVAL OF ANY FACILITIES OF OTHER IMPROVEMENT OR FOR I'HE ERECTION , INSTALLATION, ALTERATION, OR REPAIR OF ANY FACILITIES OR OTHER IMPROVEMENT ON OR ABOUT THE PREMISES, AND ALL MATERIALMEN, CONTRACTORS, MECHANICS, AND LABORERS, ARE HEREBY CHARGED WITH NOTICE THAT THEY MUST LOOK ONLY TO THE TENANT AND THE TENANT'S INTEREST IN THE PREMISES TO SECURE THE PAYMENT OF ANY BILL FOR WORK DONE, LABOR PERFORMED OR MATERIAL FURNISHED AT THE, REQUEST OR INSTRUCTION OF TENANT. TENANT ACKNOWLEDGED THAT PURSUANT TO SECTION 713.10 FLORIDA STATUTES TENANT MUST NOTIFY ANY CONTRACTOR MAKING ANY IMPROVEMENT OR PERFORMING ANY WORK UPON THE PREMISES AT THE REQUEST OR ON BEHALF OF TENANT, OF THE FOREGOING PROVISIONS IN THIS LEASE AND THAT A KNOWING OR WILLFUL FAILURE OF TENANT TO PROVIDE SUCH NOTICE TO THE CONTRACTOR SHALL RENDER THE CONTRACT BETWEEN THE TENANT AND THE CONTRACTOR VOIDABLE AT THE OPTION OF THE CONTRACTOR. IN ADDITION, TENANT ACKNOWLEDGES THAT FAILURE OF TENANT TO COMPLY WITH ANY OF THE FOREGOING PROVISIONS SHALL CONSTITUTE A MATERIAL DEFAULT BY TENANT UNDER THIS LEASE

ENTITLING LANDLORD AT LANDLORD'S OPTION, TO EXERCISE ANY AND ALL REMEDIES AVAILABLE TO IT UNDER THIS LEASE AND APPLICABLE LAW.
12.ALTERATIONS AND IMPROVEMENTS. Except for minor, decorative alterations which do not affect the Building structure or systems, are not visible from outside the Premises and do not cost in excess of $10,000.00 in the aggregate, Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Premises without first obtaining in writing Landlord's written consent for such alterations or additions, which consent may be granted or withheld in the sole, unfettered discretion of Landlord (if the alterations will affect the Building structure or systems or will be visible from outside the Premises), but which consent shall not be unreasonably withheld (if the alterations will not affect the Building structure or systems and will not be visible from outside the Premises). Upon Landlord's request, Tenant will furnish Landlord plans and specifications for any proposed alterations, additions or improvement and shall reimburse Landlord for its reasonable cost to review such plans. Any alterations, physical additions or improvements shall at once become the Property of Landlord; provided, however, Landlord, at its option, may require Tenant to remove any alterations, additions or improvements in order to restore the Premises to the condition existing on the Commencement Date. All costs of any such alterations, addition or improvement shall be borne by Tenant. All alterations, additions or improvements must be made in a good, first-class, workmanlike manner and in a manner that does not disturb other tenants (i.e., any loud work must be performed during non-business hours) and Tenant must maintain appropriate liability and builder's risk insurance throughout the construction. Tenant does hereby indemnify and hold landlord harmless from and against all claims for damages or death of persons or damage or destruction of property arising our of the performance of any such alterations, additions or improvements made by or on behalf of Tenant. Under no circumstances shall Landlord be required to pay, during the Term of this Lease and any extensions or renewals thereof, any ad valorem or Property tax on such alterations, additions, improvements or repairs. Repairs which are to be performed by contractors or workmen other than Landlord's contractors or workmen, any such contractors or workmen must first be approved, in writing, by Landlord. Landlord agrees to assign to Tenant any rights it may have against the contractor of the Premises with respect to any work performed by said contractor in connection with improvement made by Landlord at the request of Tenant.
13.OPERATING EXPENSES.
(a)Tenant agrees to reimburse Landlord throughout the Term, as Additional Rent hereunder, for "Tenant's Share" (as defined herein below) of the annual "Operating Expenses" (as defined herein below) in excess of the amount of the base year of 2015 per rentable square foot per calendar year (hereinafter called the "Base Rate").    The term "Tenant's Share" shall mean the percentage determined by dividing the rentable square footage of the Premises by the rentable square footage of the Building. If tenant does not lease the Premises during the entire full calendar year in which the Term commences or ends, Tenant's Share of excess Operating Expenses for the applicable calendar year shall be appropriately prorated.
(b)"Operating Expenses" as used herein shall mean all those expenses of operating servicing, managing, maintaining and repairing the Property, the Building and all related common areas, in a manner deemed by Landlord reasonable and appropriate and in the best interest of the tenants of the Building. Operating Expenses shall include, without limitation, the following:
(1)All taxes and assessments, whether general or special, applicable to the Property and the Building, and all related common areas, which shall include real and personal property ad valorem taxes, and any and all costs and expenses incurred by Landlord in seeking a reduction of any such taxes and assessments. However, Tenant shall not be obligated for taxes on the net income from the operation of the Building, unless there is imposed in the future a tax on rental income on the Building in lieu of the real property ad valorem taxes, in which event such tax shall be deemed an Operating Expense.
(2)Insurance premiums and deductible amounts, including, without limitation, for commercial general liability, "all risks" property, rent loss and other coverage's carried by Landlord on the Building and the Property.
(3)Utility charges, including, without limitation, water, power, heating, lighting, ventilation, sanitary sewer and air conditioning, but not including those utility charges actually paid by tenant or other tenants of the Building.
(4)Janitorial and maintenance expenses, including:
(i)Janitorial services and janitorial supplies and other materials used in the operation and maintenance of the Building.
(ii)The cost of maintenance and service agreements on equipment, window cleaning, grounds maintenance, pest control, security, trash and snow removal, and other similar services or agreements.
(5)Management fees (or a charge equal to fair market management fees if Landlord provides its own management services)
(6)The costs, including interest, amortized over its useful life as reasonably determined by Landlord, of any capital improvement made to the Building or the Property, by or on behalf of Landlord after the date of this Lease which is required under any governmental law or regulation (or any judicial interpretation thereof) that was not applicable to the Building or the Property as of the date of this Lease, and of the acquisition and installation of any device or equipment designed to improve the operating efficiency of any system within the Building or the Property or acquired to improve the safety of the Building or the Property; The cost of any replacement by Landlord of landscaping, glazing, common area carpet and common area wall coverings.
(7)All services, supplies, repairs, replacements or other expenses directly and reasonably associated with servicing, maintaining, managing and operating the Building, the common areas or any other part of the Property, including, but not limited to, the Building lobby and other common use areas and vehicular and pedestrian traffic areas.
(8)Wages and salaries of Landlord's employees (not above the level of Building Manager) engaged in the maintenance, operation, repair and services of the Building, including taxes, insurance and customary fringe benefits.
(9)Legal and accounting costs.
(10)Costs to maintain and repair the Building and Property.

(11)Landscaping and security costs unless Landlord hires a third party to provide such services pursuant to a service contract and the cost of that service contract is already included in Operating Expenses as described above.
(12)The Building's allocated share (as reasonably determined by Landlord) of certain expenses which are incurred on a project-wide basis including, without limitation, costs in connection with (i) landscaping, (ii) utility and road repairs, (iii) security, (iv) signage installation, replacement and repair and (v) taxes or assessments which are not assessed against a particular building or the parcel on which it is located.
(c)Landlord shall, on or before the Commencement Date and within a reasonable time following the end of each calendar year, provide Tenant a statement of the estimated monthly installments of Tenant's Share of excess Operating Expenses increases which will be due for the remainder of the calendar year in which the Commencement Date occurs or for the upcoming calendar year, as the case may be. Estimated monthly installments shall be paid based upon the most recent statement thereof (even if such statement pertains to a prior calendar year) until such time as an updated statement is delivered by Landlord. As soon as practicable after December 31 of each calendar year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement of the Operating Expenses within the Building for the calendar year then ended. Upon reasonable prior written request given not later than thirty (30) days following the date Landlord's statement is delivered to Tenant, Landlord will provide Tenant detailed documentation to support the itemized statement. If Tenant does not notify Landlord of any objection to Landlord's itemized statement within thirty (30) days of Landlord's delivery thereof, Tenant shall be deemed to have accepted such statement as true and correct and shall be deemed to have waived any right to dispute the excess operating expenses due pursuant to that statement.
(i)Tenant shall pay to Landlord, together with its monthly payment of Base Rent as provided in Section 3 and 4 hereinabove, as Additional Rent hereunder, the estimated monthly installment of Tenant's Share of the excess Operating Expenses for the calendar year in question. At the end of any calendar year if Tenant has paid to Landlord an amount in excess of Tenant's Share of excess Operating Expenses for such calendar year, Landlord shall reimburse to Tenant any such excess amount (or shall apply any such excess amount to any amount then owing to Landlord hereunder, and if none, to the next due installment or installments of Additional Rent due hereunder, at the option of Landlord). At the end of any calendar year if Tenant has paid to Landlord less than Tenant' s Share of excess Operating Expenses for such calendar year, Tenant shall pay to Landlord any such deficiency within thirty (30) days after Tenant receives the annual statement.
(ii)For the calendar year in which this Lease terminates, and is not extended or renewed, the provisions of this Section shall apply, but Tenant's Share for such calendar year shall be subject to a pro rata adjustment based upon the number of days prior to the expiration of the Term of this Lease. Tenant shall make monthly estimated payments of the prorata portion of Tenant's Share for such calendar year (in the manner provided above) and when the actual prorated Tenant's Share for calendar year is determined Landlord shall send a statement to Tenant and if such statements reveals that Tenant's estimated payments for the prorated Tenant's Share for such calendar year exceeded the actual prorated Tenant's Share for such calendar year, Landlord shall include a check for the amount along with

the statement.    If the statement reveals that Tenant's estimated payments for the prorated Tenant's Share for such calendar year were less than the actual prorated Tenant's Share for such calendar year, Tenant shall pay the shortfall to Landlord within thirty (30) days of the date Tenant receives Landlord's statement.
(iii)If the Building is less than ninety-five percent (95%) occupied throughout any calendar year of the Term, then the actual Operating Expenses for the calendar year in question shall be increased to the amount of Operating Expenses which Landlord reasonably determines would have been incurred during that calendar year if the Building had been fully occupied throughout such calendar year.
14.LANDLORD'S FAILURE TO GIVE POSSESSION.    Landlord shall not be liable for damages to Tenant for failure to deliver possession of the Premises to Tenant if such failure is due to no material fault of Landlord, to the failure of any construction or remodeling of the Premises by Tenant to be completed or to the failure of any previous tenant to vacate the Premises. Landlord will use reasonable efforts to give possession to the Tenant at the scheduled Commencement Date of the Term. If failure to do so is caused by the act of any previous tenant holding over, Landlord agrees to transfer to Tenant the right to prosecute in its own name any cause of action which Landlord may have against such tenant holding over, Tenant to hold for himself any recovery in such action, except for any amount due Landlord as Rent hereunder.
15.ACCEPTANCE AND WAIVER.    Landlord shall not be liable to the Tenant, its agents, employees, guests or invitees (and, if Tenant is a corporation, its officers, agents, employees, guests, or invitees) for any damage caused to any of them due to the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, and Tenant, by moving into the Premises and taking possession thereof, shall accept, subject to completion of any punch list items, and shall be deemed to have accepted, subject to completion of any punch list items, the Premises as suitable for the purposes for which the same are leased, and shall accept and shall be deemed to have accepted the Building and every appurtenance thereof and Tenant by said act waives any and all defects therein;    provided, however, that this Paragraph shall not apply to any damages or injury caused by or resulting from the gross negligence or willful misconduct of Landlord.
16.SIGNS AND VENDING MACHINES.    Tenant shall not paint or place signs, placards, or other advertisements of any character upon the windows or inside walls of the Premises except with the prior written consent of Landlord, and Tenant shall place no signs upon the outside walls, common areas or the roof of the Premises. Tenant shall not place or maintain any coin operated vending machines within the Premises or the Building without written consent of the Landlord.
17.CARDING.    Landlord may card the Premises "For Rent" or any other appropriate sign at any time within one hundred eighty (180) days prior to the expiration, cancellation or termination of this Lease for any reason and during such one hundred eighty (180) day period may exhibit the Premises to prospective tenants of the Premises or to prospective tenants of the Premises or to prospective mortgages of the Property.
18.REMOVAL OF FIXTURES.    If not in default hereunder, Tenant may, prior to the expiration of the Term, remove any trade fixtures and equipment which it has placed in the Premises which can be removed without significant damage to the Premises; provided, however, that Tenant shall repair all damage to the Premises caused by such removal. The foregoing obligation to repair shall survive the expiration or earlier termination of this Lease.
19.ENTERING PREMISES.    Landlord may enter the Premises at reasonable hours provided that Landlord's entry shall not unreasonably interrupt Tenant's business operations and that prior notice is given when reasonably possible (and, if in the opinion of Landlord any emergency exists, at any time and without notice):    (a) to make repairs, perform maintenance and provide other services described in Section 20 below (no prior notice is required to provide routine services) which Landlord is obligated to make to the Premises or the Building pursuant to the terms of this Lease or to the other premises within the Building pursuant to the Leases of other tenants; (b) to inspect the Premises to see that Tenant is complying with all of the terms and conditions of this Lease and with the rules and regulations hereof; (c) to remove from the Premises any articles or signs kept or exhibited therein in violation of the terms hereof; (d) to run pipes, conduits, ducts, wiring, cabling or any other mechanical, electrical, plumbing or HVAC equipment through the areas behind the walls, below the floors or above the drop ceilings; and (e) to exercise any other right to perform any other obligation that Landlord has under this Lease. Landlord shall be allowed to take all material into and upon the Premises that my be required to make any repairs, improvements and addition, or any alterations, without in any way being deemed or held guilty of trespass and without constituting a constructive eviction of Tenant. The Rent reserved herein shall not abate while said repairs, alterations or additions are being made and Tenant shall not be entitled to maintain a set-off or counterclaim for damages against by reason of loss from interruption to the business of Tenant because of the prosecution of any such work. All such repairs, decoration, additions and improvement shall be done during ordinary business hours, or, if any such work is at the request of Tenant to be done during any other hours, the Tenant shall pay all overtime and other extra costs.
20.SERVICES OF LANDLORD.
(a)The normal business hours of the Building shall be from 8:00 AM to 6:00 PM on Monday through Friday, and 8:00 AM to 1:00 PM on Saturday, exclusive of national holidays. Landlord shall furnish the following services during normal business hours of the Building except as noted:
(i)Elevator service for passenger and delivery needs.
(ii)Heat and air conditioning at a temperature of approximately 72 to 76 degrees Fahrenheit, using Landlord's commercially reasonable efforts and subject to governmental regulations, Building rules and regulations and routine repair, maintenance and replacement.
(iii)Cold running water for all restrooms and lavatories.
(iv)Soap, paper towels, and toilet tissue for public restrooms.
(v)Janitorial service, which includes sanitizing, dusting, cleaning, mopping, vacuuming and removal of trash not requiring special handling, five days a week.
(vi)Electrical and mechanical maintenance services are provided five days a week.
(vii)Electric power, for small desk top types of machines, or hand held devices, such as typewriters, adding machines and recording machines.

(viii)Electric lighting, at a level of at least 80 foot candles at desk height except in corridor or storage areas, and including the replacement of Building standard lamps and ballasts as needed.
(ix)Repairs and maintenance as described in Section 10 of this Lease.
(x)General management, including supervision, inspections, record keeping, accounting, leasing and related management functions.
(b)The services provided in subparagraph (a) above, and the amount of Rent prescribed herein, are predicted on and are in anticipation of certain factors as follows:
(i)Air conditioning design is based on sustained outside temperatures being no higher than 92 degrees Fahrenheit and no lower than 22 degrees Fahrenheit with sustained occupancy of the Premises by no more than one person per 250 square feet of floor area and electric power for lighting and outlets not in excess of a total of 4 watts per rentable square foot of the Premises at 100% connected load.
(ii)Tenant shall have no right to any services in excess of those provided herein. If Tenant uses services in an amount or for a period in excess of that provided for herein, then Landlord reserves the right to: charge Tenant as Additional Rent hereunder a reasonable sum as reimbursement for the direct cost of such added services; charge Tenant for the cost of any additional equipment or facilities or modification thereto, necessary to provide the additional services; and/or discontinue providing such excess services to Tenant. The overtime air conditioning rate is billed at $35.00 per hour.
(c)Landlord shall not be liable for any damages directly or indirectly resulting from the interruption in any services described above, nor shall any such interruption entitle Tenant to any abatement of Rent or any right to terminate this Lease. Landlord shall use all reasonable efforts to furnish uninterrupted services as required above.
*Landlord shall commit to respond to any air conditioning outages as soon as reasonably possible.
21.INDEMNITIES.    Tenant does hereby indemnify and save harmless Landlord against all claims for damages to persons or Property which are caused anywhere in the Building or on the property caused by the negligence or willful misconduct of Tenant, its agents or employees or which occur in the Premises (or arise out of actions taking place in the Premises) unless such damage is caused by the negligence or willful misconduct of Landlord, its agents, or employees. The indemnities set forth hereinabove shall include the obligation to pay reasonable expenses incurred by the indemnified party, including, without limitation, reasonable, actually incurred attorney's fees. The indemnities contained herein do not override the waivers contained in Section 22(d) below.
22.INSURANCE AND WAIVER OF SUBROGATION.
(a)Tenant further covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amount specified and in the form hereinafter provided for:
(i)Liability Insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Premises and Tenant's use thereof against claims for personal injury or death, property damage and product liability occurring upon, in or about the Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $1,000,000 and to have general aggregate limits of not less than $2,000,000 for each policy year. The insurance coverage required under this Section 22(a)(i) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 21 and, if necessary, the policy shall contain a contractual endorsement to that effect. The general aggregate limits under the Commercial General Liability insurance policy or policies must apply separately to the Premises and to Tenant's use thereof (and not to any other location or use of Tenant) and such policy shall contain an endorsement to that effect. The certificate of insurance evidencing the Commercial General Liability form of policy shall specify all endorsements required herein and shall specify on the face thereof that the limits of such policy applies separately to the Premises.
(ii)Insurance covering all of the items included in Tenant's leasehold improvement, heating, ventilating and air conditioning equipment maintained by Tenant, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions, or changes made by Tenant pursuant to Section 12, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, construction and restoration or replacement of the property damage or destroyed unless this Lease shall cease and terminate under the provision of Section 28 of this Lease.
(iii)Worker's Compensation and Employer's Liability insurance affording statutory coverage and containing statutory limits with the Employer's Liability portion thereof to have minimum limits of $500,000.00.
(iv)Business Interruption Insurance equal to not less than fifty percent (50%) of the estimated gross earning (as defined in the standard form of business interruption insurance policy) of Tenant at the Premises which insurance shall be issued on an "all risks" basis (or its equivalent).
(b)All policies of the insurance provided for in Section 22(a) shall be issued in form acceptable to Landlord by insurance companies with a rating and financial size of not less than A-X in the most current available "Best's Insurance Reports", and licensed to do business in the state in which Landlords Building is located. Each and every such policy:
(i)shall name Landlord as an additional insured (as well as any mortgagee of Landlord and any other party reasonably designated by Landlord) and the coverage in (ii) shall also name Landlord as loss payee.
(ii)shall (and a certificate thereof shall be delivered to Landlord at or prior to the execution of the Lease) be delivered to each of Landlord and any such other parties in interest within thirty (30) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;
(iii)shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation,

termination or lapse, or the effective date of any reduction in the amount of insurance; and
(iv)shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.
(c)Any insurance provided for in Section 22(a) may be maintained by means of a policy or policies of blanket insurance, covering additional items or location or insureds, provided, however, that:
(i)Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;
(ii)the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;
(iii)any such policy or policies (except any covering the risks referred to in Section 22(a) shall specify therein (or Tenant shall furnish Landlord with a written statement from the insurers under such policy specifying) the amount of the total insurance allocated to the Tenant's improvements and property more specifically detailed in Section 22(a); and
(iv)the requirements set forth in this Section 22 are otherwise satisfied.
(d)Notwithstanding anything to the contrary set forth herein above, Landlord and Tenant do hereby waive any and all claims against one another for damage to or destruction of real or personal property to the extent such damage or destruction can be covered by "all risks" property insurance of the type described in Section 22(a)(ii) above. Each party shall also be responsible for the payment of any deductible amounts required to be paid under the applicable "all risks" fire and casualty insurance carried by the party whose property is damaged. These waivers shall apply if the damage would have been covered by a customary "all risk" insurance policy, even if the party fails to obtain such coverage.The intent of this provision is that each party shall look solely to its insurance with respect to property damage or destruction which can be covered by "all risks" insurance of the type described in Section 22(a)(ii).
23.GOVERNMENTAL REQUIREMENTS.    Tenant shall, at its own expense, promptly comply with all or public authority made Premises. requirements of any legally constituted governmental necessary by reason of Tenant's occupancy of the Premises.
24.ABANDONMENT OF PREMISES.    Tenant agrees not to abandon the Premises during the Term of this Lease. If Tenant does abandon the Premises for more than ninety (90) days, Landlord may terminate this Lease, by written notice to Tenant at any time prior to Tenant reoccupying the Premises, but such termination shall not entitle Landlord to pursue any other remedies unless an uncured Event of Default then exists, in which case Landlord may pursue any and all remedies provided by this Lease, at law or in equity.
25.ASSIGNMENT AND SUBLETTING.    Tenant may not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole, unfettered discretion, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the individual, any transfer of a majority or controlling interest in Tenant (Whether by stock transfer, merger, operation of law or otherwise)    shall be considered an assignment for purposes of this paragraph and shall require Landlord's prior written consent.    Consent to one assignment or sublease shall not

destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon the prior written consent of Landlord. Subtenants or assignees shall become liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder and, in the event of any default by Tenant under this Lease, Landlord may, at its option, but without any obligation to do so, elect to treat such sublease or assignment as a direct Lease with Landlord and collect rent directly from the subtenant. In addition, upon any request by Tenant for Landlord's consent to an assignment or sublease, Landlord may elect to terminate this Lease and recapture all of the premises (in the event of an assignment request) or the applicable portion of the Premises (in the event of a subleasing request); provided, however, if Landlord notifies Tenant that Landlord elects to exercise this recapture right, Tenant may, within five (5) business days of its receipt of Landlord's notice, notify Landlord that Tenant withdraws its request to sublease or assign, in which case Tenant shall continue to lease all of the Premises, subject to the terms of this Lease and Landlord's recapture notice shall be null and void.    If Tenant desires to assign or sublease, Tenant must provide written notice to Landlord describing the proposed transaction in detail and providing all documentation (including detailed financial information for the proposed assignee or subtenant) reasonably necessary to let Landlord evaluate the proposed transaction. Landlord shall notify Tenant within twenty (20) days of its receipt of such notice whether Landlord elects to exercise its recapture right and, if not, whether Landlord consents to the requested assignment or sublease. If Landlord fails to respond within such twenty (20) day period, Landlord will be deemed not to have elected to recapture and not to have consented to the assignment or sublease. If Landlord does consent to any assignment or sublease request and the assignee or subtenant pays to Tenant an amount in excess of the Rent due under this lease (after deducting Tenant's reasonable, actual expenses in obtaining such assignment or sublease, amortized in equal monthly installments over then remainder of the Term), Tenant shall pay 75% of such excess to Landlord as and when the monthly payments are received by Tenant.
26.DEFAULT.    The occurrence of any one or more of the following shall constitute an event of default (an "Event of Default") hereunder:
(i)If Tenant shall default in the payment of Rent herein provided as and when due; or
(ii)If Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of Rent, and fails to cure such default within ten (10) days after the date of receipt of written notice of such default from Landlord; or
(iii)If Tenant or any guarantor hereof is adjudicated bankrupt or insolvent; or if Tenant or any guarantor hereof shall become insolvent, shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or is a permanent receiver is appointed for Tenant's or any such guarantor's property and such receivers is not removed within sixty (60) days thereafter Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant or any such guarantor takes advantage of any bankruptcy or other debtor relief proceedings under any present or future law; or if there shall be filed against Tenant or any such guarantor a petition in bankruptcy or insolvency or a similar proceeding; or if Tenant's effects should be levied upon or attached under process against Tenant which is not satisfied or dissolved within thirty (30) days; or
(iv)If Tenant shall do or permit to be done anything which creates a lien upon the Premises or any other part of the Property; or

(v)If Tenant shall violate the provision of Section 25 of this Lease by the attempted making of an unpermitted assignment, sublease or transfer of stock or interest in the ownership of Tenant; or
(vi)If Tenant shall fail to maintain in force all policies of insurance required by this Lease.
Any notice provided in this Paragraph may be given by Landlord, Landlord's attorney or any agent of Landlord.
27.LANDLORD'S REMEDIES.
(a)Upon the occurrence of an Event of Default as defined in Paragraph 26 above, Landlord shall have the option to do and perform any one or more of the following, in addition to, and not in limitation of, any other remedy or right permitted or allowed by law or in equity or by the provisions of this Lease:
(i)terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord and, if Tenant fails to so surrender possession of the Premises, Landlord shall have the right, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent, to enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, with or without process of law and by force if necessary, without being liable for prosecution or any claim of damages therefore and upon such termination recover from Tenant liquidated damages calculated as hereinafter provided in subparagraph 27(b);
(ii)without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, with or without process of law and by force if necessary, without being liable for prosecution of any claim for damages therefore and, if Landlord so elects, relet the Premises on such terms as Landlord deems advisable and receive the rent therefore, Tenant hereby agreeing to pay to Landlord on demand any deficiency that may arise by reason of such reletting plus the costs of such reletting;
(iii)enter the Premises, by force if necessary, without terminating this Lease or being liable for prosecution or for any claim of damages therefore, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any and all expenses, including, without limitation, all attorneys' fees and court costs which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant for such action, whether caused by the negligence of Landlord or otherwise; or
(iv)without terminating this Lease, declare immediately due and payable the present value (calculated using a reasonable discount rate) of all Base Rent and Additional Rent due and coming due under this Lease for the entire remaining Term (as if by the terms of this Lease they were payable in advance), together with the cost of recovering and reletting the Premises (including, without limitation, attorney's fees and expenses) and all other expenses incurred by Landlord in connection with the Premises as of the date this provision is invoked by Landlord, plus interest thereon, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy or insolvency proceedings to enforce payment thereof, provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Rent payable hereunder throughout the term, and provided further, however, that upon receiving such payment, Tenant shall be entitled either to remain in possession of the Premises (subject to the performance of all other covenants, duties and obligations hereunder) or to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this item (iv)), less all costs, expenses and attorney's fees of Landlord incurred in connection with the reletting of the Premises.
(b)If this Lease is terminated by Landlord as a result of the occurrence of an Event of Default, Landlord shall have the right, at Landlord's election, to recover from Tenant all damages incurred by reason of such Tenant's default including, without limitation, a sum equal to (1) the then present value (calculated using a reasonable discount rate) of the excess, if any, of the total Base Rent and Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the scheduled expiration date of the Term, minus the aggregate reasonable rental value of the Premises for the same period (reasonably determined by Landlord as set forth below), plus (2) the costs of recovering the Premises and all other reasonable expenses incurred by Landlord due to Tenant's default, including, without limitation, attorneys' fees and expenses, plus (3) the unpaid Base Rent and Additional Rent or any other sums due by Tenant under this Lease as of the date of such termination, with interest thereon. In determining the aggregate reasonable rental value pursuant to item (1) above, the parties hereby agree that the following factors shall be considered by Landlord as of the time Landlord seeks to enforce such remedy: (A) the length of time remaining in the Term; (B) the then current market conditions in the general area in which the Building is located; and (C) the rental rates then being obtained for space of similar type and size in similar type buildings in the general area in which the Building is located. Tenant agrees to pay the aforesaid amounts at once at the address of Landlord set forth in the preamble on page 1 of this Lease; provided, however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provision of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event would be impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).
(c)Pursuit by Landlord of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or in equity, nor shall pursuit by Landlord of any remedy herein provided constitute: (i) an election of remedies thereby excluding the later election of an alternate remedy, (ii) forfeiture or waiver of any Base Rent, Additional Rent or other rentals, charges or assessments payable by Tenant to Landlord hereunder, or (iii) forfeiture or waiver of any damages accruing to Landlord by reason of the violation of any of the terms, covenants, warranties and provisions herein contained. No action taken by or on behalf of Landlord shall be construed to be an acceptance or a surrender of this Lease. The forbearance of Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default. No waiver of any breach of the covenants, warranties, agreements, provisions or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Premises by Landlord as above provided, allowance shall be made for all expenses of repossession and any repairs or remodeling undertaken by Landlord following repossession. Tenant hereby agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, all fees and expenses of all attorneys employed by Landlord to effect collection of any sums due hereunder or to enforce any right or remedy of Landlord.
(d)If during the Term a Trustee is appointed for Tenant in any proceeding arising under Title 11 of the United States Code Relating to Bankruptcy, as amended, such Trustee shall have the right to assume Tenant's right and obligations under this Lease only if the Trustee: (i) promptly (no later than sixty (60) days following the filing of any motion or application to assume Tenant's obligation under this Lease) cures or provides adequate assurance that the Trustee will promptly cure any default under this Lease; (ii) compensates or provides adequate assurance that the Trustee will promptly compensate Landlord for any actual pecuniary loss (including, without limitation, rental and all other sums due from Tenant, and all resulting attorney's fees and costs incurred in connection with Tenant's bankruptcy proceedings) incurred by Landlord as a result of Tenant's default under this Lease; and (iii) provides adequate assurance of future performances under this Lease by the proposed assignee. Adequate assurance of future performance by the proposed assignee shall include, at a minimum, that: (a) any proposed assignee of this Lease shall deliver to Landlord a security deposit in an amount equal to at least three (3) months' Base Rent accruing under this Lease and (b) any proposed assignee shall provide to Landlord a current and accurate financial statement, the proposed assignee to have a net worth equal to at least one year's Base Rent accruing under this Lease, or, in the alternative, the proposed assignee shall provide a guarantor of such proposed assignee's obligations under this Lease, which guarantor shall provide Landlord with an audited financial statement meeting the requirements of (b) here in above and shall execute and deliver to Landlord a guaranty agreement in form and substance acceptable to Landlord.
28.DESTRUCTION OR DAMAGE.
(a)If the Building or the Premises are totally destroyed by storm, fire earthquake, or other casualty, or damaged to the extent that, in Landlord's reasonable opinion the damage cannot be restored within one hundred eighty (180) days of the date Landlord provides Tenant written notice of Landlord's reasonable estimate of the time necessary to restore the damage, or if the damage is not covered by standard "all risks" property insurance, or if the Landlord's lender requires that the insurance proceeds be applied to its loan, Landlord shall have the right to terminate this Lease effective as of the date for such destruction or damage by written notice to Tenant on or before thirty (30) days following Landlord's notice described in the next sentence and Rent shall be accounted for as between Landlord and Tenant as of that date. Landlord shall provide Tenant with notice within sixty (60) days following the date of the damage of the estimated time needed to restore, whether the loss is covered by Landlord's insurance coverage and whether or not Landlord's lender requires the insurance proceeds be applied to its loan.
(b)If the Premises are damaged by any such casualty or casualties but Landlord is not entitled to or does not terminate this Lease as provided in subparagraph (a) above, this Lease shall remain in full force and effect, Landlord shall notify Tenant in writing within sixty (60) days of the date of the damage that the damage will be restored (and will include Landlord's good faith estimate of the date the restoration will be complete), in which case Rent shall abate as to any portion of the Premises which is not usable, and Landlord shall restore the Premises to substantially the same condition as before the damage occurred as soon as practicable, whereupon full Rent shall recommence: However, Landlord shall not be responsible for the restoration of any tenant improvements which were not originally completed by the Landlord.
29.EMINENT DOMAIN.    If the whole of the Building or Premises, or such portion thereof as will make the Building or Premises unusable in the reasonable judgment of Landlord for their intended purposes, is condemned or taken by any legally constituted authority for any public use or purpose, then in either of said events, Landlord may terminate this Lease by written notice to Tenant and the Term hereby granted shall cease from that time when possession thereof is taken by condemning authorities, and Rent shall be accounted for as between Landlord and Tenant as of that date. If a portion of the Building or Premises is so taken, but not such amount as will make the Premises unusable in the reasonable judgment of Landlord for the purposes herein lease, or if Landlord elects not to terminate this Lease, this Lease shall continue in full force and effect and the Rent shall be reduced pro-rata in proportion to the amount of the Premises so taken. Tenant shall have no right or claim to any part of any award made to or received by Landlord for such condemnation or taking, and all awards for such condemnation or taking shall be made solely to Landlord. Tenant shall, however, have the right to pursue any separate award that does not reduce the award to which Landlord is entitled.
30.SERVICE NOTICE.
(a)Any notice which is required or permitted to be given by either party under this Lease shall be in writing and must be given only by certified mail, return receipt requested, by hand delivery or by nationally recognized overnight courier service at the addresses set forth below. Any such notice shall be deemed given on the date sent or deposited for delivery in accordance with one of the permitted methods described above. The time period for responding to any such notice shall begin on the date the notice is actually received, but refusal to accept delivery or inability to accomplish delivery because the party can no longer be found at the then current address, shall be deemed receipt. Either party may change its notice address by notice to the other party in accordance with the terms of this Section. The initial notice addresses for each party are set forth in the preamble on page 1 of this Lease.
(b)Except as otherwise provided by law, Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person, from time to time, in charge of or occupying the Premises at the time of such proceeding or notice; and if no person be in charge or occupying the Premises, then such service of notice may be made by attaching the same to the front entrance of the Premises.
31.RIGHTS OF MORTGAGEES.
(a)Tenant agrees that this Lease shall be subject and subordinate (i) to any mortgage, deed to secure debt or other security interest now encumbering the Property and to all advances which may be hereafter made, to the full extent of all debts and charges secured thereby and to all renewals or extensions of any part thereof, and to any mortgage, deed to secure debt or other security interest which any owner of the Property may hereafter, at any time, elect to place on the Property; (ii) to any assignment of Landlord's interest in the leases and rents from the Building or Property which includes the Lease which now exists or which any owner of the Property may hereafter, at any time, elect to place on the Property; and (iii) to any Uniform Commercial Code Financing Statement covering the personal property rights of Landlord or any owner of the Property which now exists or any owner of the Property may hereafter, at any time, elect to place on the foregoing personal property (all of the foregoing instruments set forth in (i), (ii)

and (iii) above being hereafter collectively referred to as "Security Documents"). Tenant agrees upon request of the holder of any Security Documents ("Holder") to hereafter execute any documents which the counsel for Landlord or Holder may deem necessary to evidence the subordination of the Lease to the Security Documents. If Tenant fails to execute any such requested documents, Landlord or Holder is hereby empowered to execute such documents in the name of Tenant evidencing such subordination, as the act and deed of Tenant, and this authority is hereby declared to be coupled with an interest and not revocable.
(b)In the event of a foreclosure pursuant to any Security Documents, Tenant shall at the election of the Landlord, thereafter remain bound pursuant to the terms of this Lease as if a new and identical Lease between the purchaser at such foreclosure ("Purchaser"), as Landlord, and Tenant, as tenant, had been entered into for the remainder of the Term hereof and Tenant shall attorn to the Purchaser upon such foreclosure sale and shall recognize such Purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of Holder, any instrument or certificate that may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.
(c)If the Holder of any Security Document or the Purchaser upon the foreclosure of any of the Security Documents shall succeed to the interest of Landlord under the Lease, such Holder or Purchaser shall have the same remedies, by entry, action or otherwise for the non-performance of any agreement contained in the Lease, for the recovery of Rent or for any other default or event of default hereunder that Landlord had or would have had if any such Holder or Purchaser had not succeeded to the interest of Landlord. Any such Holder or Purchaser which succeeds to the interest of Landlord hereunder, shall not be (a) liable for any act or omission of any prior Landlord (including Landlord); or (b) subject to any offsets or defense which Tenant might have against any prior Landlord (including Landlord); or (c) bound by any Rent which Tenant might have paid for more than the current month to any prior Landlord (including Landlord); or (d) bound by any amendment or modification of the Lease made without its consent.
(d)Tenant hereby acknowledges that if the interest of Landlord hereunder is covered by assignment of Landlord's interest in Lease, Tenant shall pay all Rent due and payable under the Lease directly to the Holder of the assignment of Landlord's interest in Lease upon notification of the exercise of the rights thereunder by the Holder thereof.
(e)Notwithstanding anything to the contrary set forth in this Section, the Holder of any Security Documents shall have the right, at any time, to elect to make this Lease superior and prior to its Security Document. No documentation, other than written notice to Tenant, shall be required to evidence that the Lease has been made superior and prior to such Security Documents, but Tenant hereby agrees to execute any documents reasonably requested by Landlord or Holder to acknowledge that the Lease has been made superior and prior to the Security Documents.
32.TENANT'S ESTOPPEL.    Tenant shall, from time to time, upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect, (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which Tenant has paid, that Tenant is not in default hereunder and has no off-sets or defense against Landlord under this Lease, and whether or not to the best of Tenant's knowledge

Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by a prospective purchaser of Landlord's interest or by a mortgagee of Landlord's interest or assignee of any mortgage or security deed upon Landlord's interest in the Property of any part thereof.
33.ATTORNEY'S FEES AND HOMESTEAD.    If Landlord exercises any of the remedies provided to Landlord under this Lease as a result of Tenant's failure to comply with its obligations, or if Landlord brings any action to enforce its rights under this Lease, Tenant shall be obligated to reimburse Landlord, on demand, for all costs and expenses, including reasonable attorney's fees and court costs, incurred in connection therewith. Tenant waives all homestead rights and exemptions which he may have under any law against any obligations owing under this Lease and Tenant hereby assigns to Landlord his homestead exemption.
34.PARKING. Tenant shall have the right to use sixty (60) reserved parking spaces in the parking garage at no charge. Tenant acknowledges and agrees it shall make its own arrangements to obtain sufficient parking for its employees, agents and invitees. In the event that Tenant enters into an agreement with any party for any parking (including, without limitation, parking in the parking garage facilities serving the Building), Tenant shall look solely to such party with respect to all matters concerning such parking. Landlord reserves the right to build improvements upon, reduce the size of, relocate, reconfigure, eliminate, and/or make alterations or additions to any then existing parking garage or other facilities at any time.
35.STORAGE.    If Landlord makes available to Tenant any storage space outside the Premises, anything stored therein shall be wholly at the risk of Tenant, and Landlord shall have no responsibility of any character with respect thereto.
36.WASTE DISPOSAL.
(a)All normal trash and waste (i.e., waste that does not require special handling pursuant to subparagraph (b) below) shall be disposed of through the janitorial service to be provided by Landlord as set forth herein above.
(b)Tenant shall be responsible for the removal and disposal of any waste deemed by any governmental authority having jurisdiction over the matter to be hazardous or infectious waste or waste requiring special handling, such removal and disposal to be in accordance with any and all applicable governmental rules, regulations, codes, orders or requirements. Tenant agrees to separate and mark appropriately all waste to be removed and disposed of through the janitorial service pursuant to (a)    above and hazardous, infectious or special waste to be removed and disposed of by Tenant pursuant to this subparagraph (b).    Tenant hereby indemnifies and holds harmless Landlord and its officers, directors, shareholders, members, partners, employees, agents, contractors, successors and assigns from and against any loss, claims, demands, damage or injury Landlord or any of them may suffer or sustain as a result of Tenant's failure to comply with the provisions of this subparagraph (b).
37.SURRENDER OF PREMISES.    Whenever under the terms hereof Landlord is entitled to possession of the Premises, Tenant at once shall surrender the Premises and the keys thereto to Landlord in the same condition as on the Commencement Date hereof, natural wear and tear only excepted, and Tenant shall remove all of its personalty therefrom and shall, if directed to do so by Landlord, remove all improvements and restore the Premises to its original condition prior to the construction of any improvements which have been made therein by or on behalf of Tenant, including any improvements made prior to the Commencement Date. Landlord may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom, using such force as may be necessary without being guilty of forcible entry, detainer, trespass or other tort. Tenant's obligations to observe or perform these covenants shall survive the expiration or other termination of the Term of this Lease. If the last day of the Term of this Lease or any renewal falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.
38.CLEANING PREMISES.    Upon vacating the Premises, Tenant, agrees to clean the Premises thoroughly or to pay Landlord for the cleaning necessary to restore the Premises to a "broom-clean" condition, regardless of whether any security deposit has been forfeited.
39.NO ESTATE IN LAND.    This Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant's rights hereunder are not subject to levy or sale and not assignable by Tenant except with Landlord's consent as set forth hereinabove.
40.CUMULATIVE RIGHTS.    All rights, powers and privileges conferred hereunder upon Landlord shall be cumulative but not restrictive of those given by law or in equity.
41.PARAGRAPH TITLES; SEVERABILITY.        The paragraph titles used herein are not to be considered a substantive part of this Lease, but merely descriptive aids to identify the paragraph to which they refer. Use of the masculine gender includes the feminine and neuter and vice versa, where necessary to impart contextual continuity. If any paragraph or provisions herein are held invalid by a court of competent jurisdiction, all other paragraphs or severable provisions of this Lease shall not be affected thereby, but shall remain in full force and effect.
42.DAMAGE OR THEFT OF PERSONAL PROPERTY.    All personal property brought into the Premises shall be at the risk of Tenant only, and Landlord shall not be liable for the theft thereof or any damage thereto occasioned by any acts of co-tenants or other occupants of the Building, or any other person, except, with respect to damage to the Premises, as may be occasioned by the grossly negligent or willful act of the Landlord, its employees and agents.
43.HOLDING OVER.    In the event Tenant remains in possession of the Premises after the expiration of the term hereof, or of any renewal term, with Landlord's written consent, Tenant shall be a tenant at will and such tenancy shall be subject to all provisions hereof, except that the monthly rental shall be at the higher of double the monthly Base Rent payable hereunder upon such expiration of the Term hereof, or of any renewal term, or double the then current fair market rental value of the Premises as the same would be adjusted pursuant to the provision of Section 3 hereof. In the event Tenant remains in possession of the Premises after the expiration of the Term hereof, or any renewal term, without Landlord's written consent, Tenant shall be a tenant at sufferance and may be evicted by landlord without any notice, but Tenant shall be obligated to pay rent for such period that Tenant holds over without written consent at the same rate provided in the previous sentence and shall also be liable for any and all other damages Landlord suffers as a result of such holdover including, without limitation, the loss of a prospective tenant for such space. There shall be no renewal of this Lease by operation of law or otherwise, Nothing in this Section shall be construed as a consent by Landlord for any holding over by Tenant after the expiration of the Term hereof, or any renewal term.

44.SECURITY DEPOSIT. Tenant shall pay Landlord the sum of $10,350.67 (hereinafter referred to as "Security Deposit") as evidence of good faith on the part of Tenant in the fulfillment of the terms of this Lease, which shall be held by the Landlord during the Term. Under no circumstances will Tenant be entitled to any interest on the Security Deposit. The Security Deposit may be used by Landlord, at its discretion, to apply to any amount owing to Landlord hereunder, or to pay the expenses of repairing any damage to the Premises, except natural wear and tear occurring from normal use of the Premises, which exists on the day Tenant vacates the Premises but this right shall not be construed to limit Landlord's right to recover additional sums from Tenant for damages to the Premises. In addition to any other rights available to Landlord hereunder, the Security Deposit shall be forfeited in the event Tenant fails to continually occupy the Premises as Tenant for the full original Term, or if this Lease should for any reason whatsoever be terminated prior to the normal expiration date of the original Term. If there are no payments to be made from the Security Deposit as set out in this Paragraph, or if there is any balance of the Security Deposit remaining after all payments have been made, the Security Deposit, or such balance thereof remaining, will be refunded to the Tenant within thirty (30) days after fulfillment by Tenant of all obligations hereunder. In no event shall Tenant be entitled to apply the Security Deposit to any Rent payment due hereunder. In the event of an act of bankruptcy by or insolvency of Tenant, or the appointment of a receiver for Tenant or a general assignment for the benefit of Tenant's creditors, then the Security Deposit shall be deemed immediately and automatically assigned to, and shall be considered to property of Landlord. The right to retain the Security Deposit shall be in addition and not alternative to Landlord's other remedies under this Lease or as may be provided by law and shall not be affected by summary proceedings or other proceedings to recover possession of the Premises. Upon sale or conveyance of the Building, Landlord may transfer or assign the Security Deposit to any new owner of the Premises, and upon such transfer all liability of Landlord for the Security Deposit shall terminate, Landlord shall be entitled to coomingle the Security Deposit with its other funds.
45.LEASEHOLD IMPROVEMENTS.    The Work Letter, if any, shall be attached hereto as an Exhibit and is hereby made a part of this Lease, and its provisions shall control in the event of a conflict with the provisions contained in this Lease.
46.RULES AND REGULATIONS.    The rules and regulations in regard to the Building, annexed hereto as Exhibit B or separately furnished to tenant (referred to throughout this Lease as the "Rules and Regulations"), and all reasonable rules and regulations which Landlord may hereafter, from time to time, adopt and promulgate for the government and management of the Building and common areas are hereby made a material part of this Lease and shall, during the Term, be in all things and at all times observed and performed by Tenant, its agents, employees or invitees.
47.QUIET ENJOYMENT.    Tenant, upon payment in full of the required Rent and full performance of the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises throughout the Term. Landlord shall not be responsible for the acts or omissions of any other tenant, lessee or third party that may interfere with Tenant's use and enjoyment of the premises.
48.ENTIRE AGREEMENT.    This Lease contains the entire agreement of the parties and no representation, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

49.LIMITATION OF LIABILITY.    Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any partner of affiliate of Landlord, nor any officer, director, shareholder, member, or partner of Landlord or any partner or affiliate of Landlord, shall have any personal liability whatsoever with respect to this Lease.
50.SUBMISSION AGREEMENT.    Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to acquire a right of entry or an officer to lease. This Lease is not binding of effective until execution by and delivery to both Landlord and Tenant.
51.AUTHORITY.    If Tenant executes this Lease as a corporation, Limited Partnership, limited liability company or any other type of entity, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly organized and validly existing corporation, limited partnership, limited liability company or any other types of entity, that Tenant is qualified to do business in the state in which the Premises are located, that Tenant has full right, power and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so. In the event any such representation and warranty is false, all persons who execute this Lease shall be individually, jointly and severally liable as Tenant. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Tenant confirming the foregoing representations and warranties.
52.RELOCATION OF PREMISES.    At any time or from time to time during the Term or any renewal thereof, Landlord shall have the unrestricted right to relocate Tenant from the Premises to any other office space in the Building having a view comparable to that of the original Premises and located on the fourth (4th) floor or higher of the Building. Landlord shall provide Tenant at least ninety (90) days prior written notice of any such relocation and Landlord shall reimburse Tenant for all reasonable expenses incurred by Tenant in connection with such relocation including moving expenses, telecommunications and data cabling and hookup and the cost of reasonable supply of replacement stationery. Landlord shall, at its sole expense, renovate or construct improvements in the relocation space that are substantially similar to those in the Premises. Following any such relocation, Landlord and Tenant shall enter into an amendment to this Lease to reflect that the Premises consists of the relocation space. All other terms and conditions of the Lease shall remain unchanged following such relocation.
53.BROKER DISCLOSURE.    Landlord represents that it has dealt with no broker. Landlord agrees that, if any broker makes a claim for a commission based upon the actions of Landlord, Landlord shall indemnify, defend and hold Tenant harmless from any such claim. Tenant represent that it has dealt with no broker. Tenant agrees that, if any broker makes a claim for a commission based upon the actions of Tenant, Tenant shall indemnify, defend and hold Landlord harmless from any such claim.
54.LANDLORD'S LIEN.    Notwithstanding any other provision hereof to the contrary, Tenant does hereby grant to Landlord, and Landlord shall have at all times, a security interest in and a valid first lien upon all of the personal property and trade fixtures of Tenant situated in and upon the Premises to secure the obligations of Tenant for all Base Rent, Additional Rent and other sums to become due hereunder and the performance by Tenant of each and all of Tenant's other covenants and obligations hereunder.    The security interest and lien granted herein may be foreclosed in the manner and form provided by law for the foreclosure of chattel mortgages or in any other manner provided or permitted by law.

55.SPECIAL STIPULATIONS.    Special Stipulations, if any, are set forth below. In the event of a conflict between the Special Stipulations and the other terms of this Lease, the Special Stipulations shall control.
NONE
56.RADON GAS.    Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient qualities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.
57.FORCE MAJEURE.    In the event of a strike, lockout, labor trouble, civil commotion, an act of God, or any other event beyond Landlord's control (a "force majeure event") which results in the Landlord being unable to timely perform its obligations hereunder, so long as Landlord diligently proceeds to perform such obligations after the end of the force majeure event, Landlord shall not be in breach hereunder, this Lease shall not terminate, and Tenant's obligation to pay any Base Rent, additional rent, or any other charges and sums due and payable shall not be excused.
58.Right of First Refusal. Provided that no event of Default by Tenant is continuing beyond any applicable notice or cure periods, Tenant shall have the Right of First Refusal on the 10th and the 11th floor of the Building. If Tenant exercises its Right of First Refusal, the rental rate shall be at the rate currently existing for the Premises. Landlord shall provide Tenant notice of a bona fide offer and Tenant shall have five (5) business days to respond. No response shall be a declination.
IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written:

WITNESSES:	LANDLORD:

Wilder Corporation of Delaware, a Delaware Corporation
	By:	/s/ Mary Carotenuto

	Name:	Mary Carotenuto

	Title:	Ex VP

WITNESSES:	TENANT:

KNOWBE4, LLC
	By:	/s/ Stu Sjouwerman

	Name:	Stu Sjouwerman

	Title:	CEO

EXHIBIT A
FLOOR PLAN OF PREMISES

EXHIBIT B
RULES AND REGULATION
1.The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed or used for any purpose other than those of ingress and egress. The floors, skylights and windows that reflect or admit light into any place in the Building shall not be covered or obstructed. The water closets and other water apparatus shall not be used for any other purpose than those which they were constructed and no sweepings, rubbish or other obstructing substances shall be thrown therein.
2.No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building, except upon the doors, and of such order, size and style, and at such places as shall be designated by Landlord. Interior signs on doors will be ordered for tenants by Landlord, the cost thereof to be charged to and paid for by tenants.
3.No tenant shall do or permit to be done in its Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health or similar agency. Tenants, their clerks and servants, shall maintain order in the Premises and the Building, shall not make or permit any improper noise in the Demised Premises or the Building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by tenants, their clerks or servants out of the windows or doors, or down the passages or skylights of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practice, and no intoxicating liquor or liquors shall be sold in the building.
4.Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking charge of the Premises, except as may be specifically provided otherwise in the Lease.
5.No animals, birds, bicycles or other vehicles shall be allowed in the offices, halls, corridors, elevators or elsewhere in the Building without prior written approval of Landlord.
6.All tenants and occupants shall observe strict care not to leave their windows open when it rains and for any fault or carelessness in any of these respects, shall make good any injury sustained by other tenants and by Landlord for damage to paint, plastering or other parts of the Building resulting from such fault or carelessness. No painting shall be done, nor shall any alterations be made to any part of the Building or the Premises by putting up or changing any partitions, doors or window, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made in the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord.    All glass, locks and trimmings

in or upon the doors and windows of the Building shall be kept whole and when any part thereof shall be broken by tenant, or tenant's agent, the same shall be immediately replaced or repaired by tenant and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be kept whole and in good repair. Tenants shall not injure, overload, or deface the Building, the woodwork or the walls of the Premises, nor carry on upon the Premises any noxious, noisy or offensive business.
7.Two keys for each office will be furnished to tenants without charge. No additional locks or latches shall be put upon any door without the prior written consent of Landlord. Tenants, at the termination of their lease, shall return to Landlord all keys to doors in the Building.
8.Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles.    Tenants must make arrangements with the superintendent of the Building when the elevator is required for the purpose of the carrying of any kind of freight.
9.The use of burning fluid, camphene, benzene, kerosene or anything except gas furnished to the Building or electricity for lighting the Premises is prohibited. No offensive gases or liquids will be permitted.
10.If Tenants desire blinds, coverings or drapes over the windows, they must be of such shape, color and material as may be prescribed by landlord, and shall be erected only with the Landlord's consent and at the expense of the Tenant desiring them. No awnings shall be placed on the Building.
11.If tenants require wiring for a bell or buzz system, such wiring shall be done by the electrician of the Building only, and no outside wiring workers shall be allowed to do work of this kind unless by the prior written permission of Landlord or its agent. If telegraphic or telephonic service is desired, the wiring for same shall be done as directed by the electrician of the Building or by some other employee of Landlord who may be instructed by the superintendent of the Building to supervise same, and no boring or cutting for wiring shall be done unless approves by Landlord or its representatives as stated.
12.At Landlord's discretion, the Building may be in the charge of a night watchman, and every person entering or leaving the Building may be questioned by the watchman as to the visitor's business in the Building and shall sign his or her name on a form provided by the Building for so registering such persons.

EXHIBIT C
WORK LETTER
Tenant hereby agrees to accept the premises in its "AS IS" condition except Landlord shall have all HVAC - VAV's in working order before the Tenant occupies the Premises. Tenant shall be responsible for all Tenant Improvements.
END OF EXHIBIT C

FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (this"Amendment") is made and entered into as of 5/27/15 by and between Wilder Corporation of Delaware, a Delaware Corporation ("Landlord") and KnowBe4, LLC ("Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015 (hereinafter the "Lease"), for Suite# 1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building");
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.The term is hereby amended to commence on June 1, 2015 and terminate sixty (60) months thereafter.
4.Commencing on June 1, 2015 Tenant shall pay Landlord Monthly Base Rent as follows:

TERM	MONTHLY BASE RENT
June 1, 2015 - May 31, 2016	$10,350.67
June 1, 2016 - May 31, 2018	$21,348.25
June 1, 2018 - May 31, 2020	$21,995.17
Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim,

commencing on the Effective Date and on the first (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
5.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
6.Tenant accepts the Premises in its "As Is" condition.
7.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
8.Landlord and Tenant represent and warrant to each other that they have not dealt with any real estate agent or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentality of any other agent or agents or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including, without limitation, attorney's fees).
9.This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
10.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.

11.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
12.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
13.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
14.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
15.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
THIS AMENDMENT IS EXECUTED between the parties as of the day and year first written above.

Signed, sealed and delivered in the Presence of:	TENANT: KnowBe4, LLC

By:	By:	/s/ Stu Sjouwerman

Print Name:	Print Name:	Stu Sjouwerman

By:	Title:	CEO

Print Name:	Dated:	5/27/2015

Signed, sealed and delivered in the Presence of:	LANDLORD: Wilder Corporation of Delaware

By:	By:	/s/ Mary Carotenuto

Print Name:	Print Name:	Mary Carotenuto

By:	Title:	Ex VP

Print Name:	Dated:	5/27/2015

SECOND AMENDMENT TO LEASE AGREEMENT
THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of 3/10/2016 by and between Wilder Corporation of Delaware, a Delaware Corporation ("Landlord") and KnowBe4, LLC ("Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015 and that certain First Amendment to Lease Agreement dated May 27, 2015 (hereinafter the "Lease"), for Suite# 1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building");
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.On or about June 1, 2016, the Premises shall increase by 15,526 rentable square feet consisting of the entire Eleventh (11th) floor ("the Expansion Premises"). The total of the Premises shall be 31,052 rentable square feet.
4.Commencing on June 1, 2016 Tenant shall pay Landlord Monthly Base Rent as follows on the Expansion Premises:

TERM	MONTHLY BASE RENT
June 1, 2016 - May 31, 2017	$10,350.67
June 1, 2017- May 31, 2019	$21,348.25
June 1, 2019 - May 31, 2021	$21,995.17

Tenant shall continue to pay Landlord Monthly Base Rent on the Twelfth (12th) floor as set forth in the Lease.
Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
5.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
6.Tenant shall have the right to use an additional sixty (60) reserved parking spaces in the parking garage at no charge to the Tenant for a total of One Hundred Twenty (120) parking spaces in accordance with the terms set forth in section 34 of the Lease
7.Tenant accepts the Premises in its "As Is" condition.
8.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
9.Landlord and Tenant represent and warrant to each other that they have not dealt with any real estate agent or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentality of any other agent or agents or broker and that all negotiations with respect to the_ terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including, without limitation, attorney's fees).
10.This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
11.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
12.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
13.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
14.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
15.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
16.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

THIS AMENDMENT IS EXECUTED between the parties as of the day and year written above.

Signed, sealed and delivered in the Presence of:	LANDLORD: KnowBe4, LLC

By:	By:	/s/ Stu Sjouwerman
Print Name:	Print Name:	Stu Sjouwerman
By:	Title:	CEO
Print Name:	Dated:	3/10/2016

Signed, sealed and delivered in the	LANDLORD: Wilder Corporation
Presence of:	of Delaware

By:	By:	/s/ Mary Carotenuto
Print Name:	Print Name:	Mary Carotenuto
By:	Title:	Ex VP
Print Name:	Dated:	3/11/2016

THIRD AMENDMENT TO LEASE AGREEMENT
THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of 1/9/2016 between Clearwater Tower, LLC, a Florida limited liability company, and ("Landlord") and KnowBe4, LLC ("Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015; that certain First Amendment to Lease Agreement dated May 27,2015 (hereinafter the "Lease"), for Suite# 1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building"); and that certain Second Amendment to Lease Agreement, for Suite #1100 consisting of 15,526 rentable square feet (the "Expansion Premises") of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building");
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized tem1s used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.On or about January 9, 2017, the Premises shall increase by 11,853 rentable square foot consisting of the suite 700 located on the Seventh (7th ) floor ("the Additional Expansion Premises"). The total of the Premises shall be 42,905 rentable square feet.
4.Commencing on January 6, 2017 Tenant shall pay Landlord Monthly Base Rent as follows on the Additional Expansion Premises:

January 9, 2017 to March 31, 2017	no rental charge
March 31, 2017 to May 31, 2017	8.25 psf	$8,148.94
June 1, 2017 to May 31, 2018	16.99 psf	$16,786.81
June 1, 2018 to May 31, 2019	17.51 psf	$17,290.42
June 1, 2019 to May 31, 2020	18.03 psf	$17,809.13
June 1, 2020 to May 3l, 2021	18.57 psf	$18,343.40
June 1, 2021 to May 31, 2022	19.12 psf	$18,893.70
4A.The existing lease for Suite #1100 and the existing lease for Suite #1200 are each hereby extended to match the above schedule starting June l, 2017 - an expiration date of May 31, 2022 and the above Base Rental Rate schedule starting June 1, 2017.

Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
5.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
6.Tenant shall have the right to use additional reserved parking spaces for Additional Expansion Premises in the parking garage at no charge to the Tenant based on a maximum of no more than 4 spaces for every 1000 sq feet, in this case an additional 47 parking spaces, if such are available, in accordance with the terms set forth in section 34 of the Lease
7.Tenant accepts the Premises in its "As Is" condition.
8.Tenant is to reimburse the LOOP, LLC, a Florida limited liability company, for the demolition that was recently permitted, performed and completed on the 7th floor. The amount is to match that paid by LOOP, with no additional surcharge to be added.
9.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
10.Landlord and Tenant represent and warrant to each other that they have not dealt with any real estate agent or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentally of any other agent or agents or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including, without limitation, attorney's fees).
11.This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties. covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
12.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
13.Except as modified by this Amendment. the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease; and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
14.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
15.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
16.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
17.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RA.DON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
18.Right of First Refusal: Provided that no event of Default by Tenant is continuing beyond any applicable notice or cure periods Tenant shall have the Right of First Refusal on the remaining spaces on the 7th floor of the Building as such open up upon their current lease expirations. Landlord shall provide Tenant notice of a bona fide offer and Tenant shall have five (5) business days to respond. No response shall be a declination.

THIS AMENDMENT IS EXECUTED between the parties as of the day and year written above.

Signed, sealed and delivered in the Presence of:		TENANT: KnowBe4, LLC

By:	/s/ Michele Weisensee	By:	/s/ Stu Sjouwerman

Print Name:	Michele Weisensee	Print Name:	Stu Sjouwerman

By:		Title:	CEO

Print Name:		Dated:	1/9/2017

Signed, sealed and delivered in the Presence of:		LANDLORD: Clearwater Tower, LLC of Florida

By:	/s/ Matthew S. Swartzel	By:	/s/ Brian Andrus

Print Name:	Matthew S. Swartzel	Print Name:	Brian Andrus

By:		Title:	Mging Member

Print Name:		Dated:	1/12/2017

FOURTH AMENDMENT TO LEASE AGREEMENT
THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of 5/17/2017 between Clearwater Tower, LLC, a Florida limited liability company, and ("Landlord") and KnowBe4, Inc. ("Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015; that certain First Amendment to Lease Agreement dated May 27, 2015 (hereinafter the "Lease"), for Suite #1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building"); that certain Second Amendment to Lease Agreement, for Suite #1100 consisting of 15,526 rentable square feet (the "Expansion Premises") of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); and that Third Amendment to Lease Agreement, for suite 700 of 11,853 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building")
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged, the parries hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.On or about May 31, 2017 the Premises shall increase by l,798 rentable square) feet consisting of the suite 770 located on the Seventh (7th) floor ("the 7th Floor Additional Expansion Premises"). The total of the Premises shall be 44,703 rentable square feet.
4.Commencing on June 1, 2017 Tenant shall pay Landlord Monthly Base Rent as follows on the 7th Floor Additional Expansion Premises:

June 1, 2017 to July 1, 2017	no rental charge
July 1, 2017 to August 31, 2017	8.25 psf	$1,236.13
August 31, 2017 to May 31, 2018	16.99 psf	$2,545.67
June 1, 2018 to May 31, 2019	17.51 psf	$2,623.58
June 1, 2019 to May 31, 2020	18.03 psf	$2,701.50
June 1, 2020 to May 31, 2021	18.57 psf	$2,782.41
June 1, 2021 to May 31, 2022	19.12 psf	$2,864.81
4A. The existing leases for other suites in the building remain the same. The above Base Rental Rate schedule starting June 1, 2017 (ion the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
5.Tenant shall continue to pay as Additional Rent all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
6.Tenant shall have the right to the same 7 reserved parking spaces for the 7th Floor Additional Expansion Premises in the parking garage at no charge to the Tenant in accordance with the terms set forth in section 34 of the Lease. The parking reassigned to KnowBe4 from the existing tenant are spaces 380, 382, 388, 390, 392, 657 and 659.
7.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant. is not relying upon same. Landlord is not liable for or bound in any manner by any promises. statements, representations or information pertaining to the Demised Premises made or furnished by any broker Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
8.Landlord and Tenant represent and warrant to each other that they have not dealt with any other real estate agent or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentality of any other agent or agents or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including, without limitation, attorney's fees).
This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument duly executed by the party to be bound thereby. No representations. warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
9.TO THE MAXIMUM EXTENT PERMITTED BY LAW LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS LEASE.
11.

10.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in an respects ratified, confirmed and approved. Tenant hereby affirms that on the date, hereof, no breach or default by either party has occurred and that the Lease. and all of its terms, conditions covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
11.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
12.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval and no additional consent agreement or approval is required with respect hereto.
13.This Amendment may be executed in several counterparts. each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
14.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
15.Right of First Refusal: Provided that no event of Default by Tenant is continuing beyond any applicable notice or cure periods, Tenant shall have the Right of First Refusal on the remaining spaces on the 7th floor of the Building as such open up upon their current lease expirations. Landlord shall provide Tenant notice of a bona fide offer and Tenant shall have five (5) business days to respond. No response shall be a declination.

THIS AMENDMENT IS EXECUTED between the parties as of the day and year written above.

Signed, sealed and delivered in the Presence of:		TENANT: KnowBe4, LLC

By:	/s/ Alicia Dietzen	By:	/s/ Stu Sjouwerman

Print Name:	Alicia Dietzen	Print Name:	Stu Sjouwerman

By:	/s/ Eloise L. Glenn	Title:	CEO

Print Name:	Eloise Glenn	Dated:	5/17/2017

Signed, sealed and delivered in the Presence of:		LANDLORD: Clearwater Tower, LLC of Florida

By:	/s/ Donna Andrus	By:	Brian Andrus

Print Name:	Donna Andrus	Print Name:	Managing Member

By:	/s/ Ty Davis	Title:	Brian Andrus

Print Name:	Ty Davis	Dated:	5/17/2017

FIFTH AMENDMENT TO LEASE AGREEMENT
THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of 8/30/2017 between Clearwater Tower, LLC, a Florida limited liability company, and ("Landlord") and KnowBe4, Inc. (''Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015; that certain First Amendment to Lease Agreement dated May 27,2015 (hereinafter the "Lease"), for Suite #1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building"); that certain Second Amendment to Lease Agreement, for Suite #1100 consisting of 15,526 rentable square feet (the "Expansion Premises") of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); that Third Amendment to Lease Agreement, for suite 700 of 11,853 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); and, that Fourth Amendment to Lease Agreement, for suite 770 of 1,798 rentable square feet of the Building;
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.On or about October 1, 2017 the Premises shall increase by 854 rentable square feet consisting of the suite #785 located on the Seventh (7th) floor ("the 7th Floor Additional Expansion Premises"). The total of the Premises shall be 45,557 rentable square feet.
Commencing on October 1, 2017 Tenant shall pay Landlord Monthly Base Rent as follows on the 7th Floor Additional Expansion Premises:

October l, 2017 to May 31, 2018	16.99 psf	$1,209.12
June 1, 2018 to May 31, 2019	17.51 psf	$1,246.13
June 1, 2019 to May 31, 2020	18.03 psf	$1,283.14
June l, 2020 to May 31, 2021	18.57 psf	$1,321.57
June 1, 2021 to May 31, 2022	19.12 psf	$1,360.71
4A. The existing leases for other suites in the building remain the same. The above Base Rental Rate schedule starting October 1, 2017 (ion the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
4.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
5.Tenant shall have the right to the 4 reserved parking spaces for the 7th Floor Additional Expansion Premises in the parking garage at no charge to the Tenant in accordance with the terms set forth in section 34 of the Lease. The parking reassigned to KnowBe4 from the existing tenant are spaces 233, 246, 257 and 461.
6.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
7.Landlord and Tenant represent and warrant to each other that they have not dealt with any other real estate agent or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentality of any other agent or agents or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including, without limitation, attorney's fees).
This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
8.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE
RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.

9.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
10.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
11.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
12.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
13.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
14.Right of First Refusal: Provided that no event of Default by Tenant is continuing beyond any applicable notice or cure periods, Tenant shall have the Right of First Refusal on the remaining spaces on the 7th floor of the Building as such open up upon their current lease expirations. Landlord shall provide Tenant notice of a bona fide offer and Tenant shall have five (5) business days to respond. No response shall be a declination.

THIS AMENDMENT IS EXECUTED between the parties as of the day and year written above.

Signed, sealed and delivered in the Presence of:		TENANT: KnowBe4, LLC

By:	/s/ Tiffany Mortimer	By:	/s/ Stu Sjouwerman

Print Name:	Tiffany Mortimer	Print Name:	Stu Sjouwerman

By:	/s/ Eloise Glenn	Title:	CEO

Print Name:	Eloise L Glenn	Dated:	9/05/2017

Signed, sealed and delivered in the Presence of:		LANDLORD: Clearwater Tower, LLC of Florida

By:	/s/ Linda K. Clark	By:	/s/ Brian Andrus

Print Name:	Linda K. Clark	Print Name:	Brian Andrus

By:	Donna Andrus	Title:	Manager

Print Name:	Donna Andrus	Dated:	8/30/2017

SIXTH AMENDMENT TO LEASE AGREEMENT
THIS SIXTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of 11/02/2017 between Clearwater Tower. LLC, a Florida limited liability company, and ("Landlord") and KnowBe4, Inc. ("Tenant").
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015; that certain First Amendment to Lease Agreement dated May 27, 2015 (hereinafter the "Lease"), for Suite # 1200 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building"); that certain Second Amendment to Lease Agreement, for Suite#1100 consisting of 15,526 rentable square feet (the "Expansion Premises'') of that certain office building located in Clearwater. Florida known as Clearwater Tower (the "Building"); that Third Amendment to Lease Agreement. for suite 700 of 11,853 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); that Fourth Amendment to Lease Agreement for suite 770 of 1,798 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); and that Fifth Amendment of Lease Agreement for suite 785 of 854 rentable square feet of that certain office building located in Clearwater, Florida know as Clearwater Tower (the "Building").
B.Landlord and Tenant desire to amend the Lease as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby unless otherwise defined herein.
3.On or about December 1, 2017 the Premises shall increase by 1,071 rentable square feet consisting of the suite 760 located on the Seventh (7th) floor ("the Additional Expansion Premises"). The total of the Premises shall be 46,628 rentable square feet.
4.Commencing on December 1, 2017 Tenant shall pay Landlord Monthly Base Rent as follows on the Additional Expansion Premises:

Dec 1, 2017 to May 31, 2018	16.99 psf	$1,516.36
June 1, 2018 to May 31, 2019	17.51 psf	$1,562.77
June 1, 2019 to May 31, 2020	18.03 psf	$1,609.18
June 1, 2020 to May 31, 2021	18.57 psf	$1,657.37
June 1, 2021 to Nov 30, 2022	19.12 psf	$1,706.46
4A. Existing leases for all other KnowBe4 suites in the Building remain the same. excepting that all have their final lease period extended to match the above schedule of an expiration date of November 30, 2022.

Base Rent (in the amount set forth above) shall paid by Tenant to Landlord in equal monthly installments. in advance, without notice, set-off, reduction or counterclaim commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Tenant in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease:
5.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
6.Tenant shall have the right to use additional reserved parking spaces for the Additional Expansion Premises in the parking garage at no additional charge to the Tenant based what remains from this tenant which is spaces 291, 293 and 295 in accordance with the terms set forth in section 34 of the Lease.
7.Tenant accepts the Premises in its "As Is'' condition.
8.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made arid that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
9.Landlord and Tenant represent and warrant to each other that they have not dealt with any real estate agent. or broker in connection with this Amendment and that this Amendment was not brought about or procured through the use or instrumentality of any other agent or agents or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Landlord and Tenant covenant and agree to indemnify and hold each other harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or broker or brokers based on any dealing between the respective party and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the other in resisting such claims (including without limitation attorney's fees).
10.This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida. contains the entire agreement of the parties hereto with respect to the subject matter hereof: and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument duly executed by the party to be bound thereby. No representations, warranties; covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
11.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE
RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
12.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified confirmed and approved. Tenant hereby affirms that on the date hereof no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
13.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
14.Tenant hereby represents and warrant to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
15.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
16.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
17.Right of First Refusal: Provided that no event of Default by Tenant is continuing beyond any applicable notice or cure periods, upon lease expiration the Tenant shall have the Right of First Refusal for leasing the 7th floor of the Building. Landlord shall provide Tenant notice of a bona fide offer and Tenant shall have five (5) business days to respond. No response shall be a declination.

THIS AMENDMENT IS EXECUTED between the parties as of the day and year written above.

Signed, sealed and delivered in the Presence of witnesses:		TENANT: KnowBe4, LLC

By:	/s/ Eloise Glenn	By:	/s/ Stu Sjouwerman

Print Name:	Eloise L. Glenn	Print Name:	Stu Sjouwerman

By:	/s/ Alicia Dietzen	Title:	CEO

Print Name:	Alicia Dietzen	Dated:	11/02/2017

Signed, sealed and delivered in the Presence of witnesses:		LANDLORD: Clearwater Tower, LLC of Florida

By:	/s/ Donna Andrus	By:	/s/ Brian Andrus

Print Name:	Donna Andrus	Print Name:	Brian Andrus

By:	/s/ Linda K. Clark	Title:	Manager

Print Name:	Linda Clark	Dated:	11/02/2017

SEVENTH AMENDMENT TO LEASE AGREEMENT
THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of December 4, 2018 between Clearwater Tower, LLC, a Florida limited liability company ("Landlord") and KnowBe4, Inc., a Delaware corporation.
WITNESSETH
A.Landlord and Tenant entered into that certain Lease Agreement dated May 4, 2015 consisting of 15,526 rentable square feet (the "Premises") of that certain office building located in Clearwater, Florida, known as Clearwater Tower (the "Building"); that certain First Amendment to Lease Agreement dated May 27, 2015 for Suite # 1200; that certain Second Amendment to Lease Agreement date March 10, 2016, for Suite #1100 consisting of 15,526 rentable square feet (the "Expansion Premises") of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); that Third Amendment to Lease Agreement dated January 9, 2016, for suite 700 of 11,853 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"); that Fourth Amendment to Lease Agreement dated May 17, 2017 for suite 770 of 1,798 rentable square feet of that certain office building located in Clearwater, Florida known as Clearwater Tower (the "Building"): that Fifth Amendment of Lease Agreement dated August 30, 2017 for suite 785 of 854 rentable square feet of that certain office building located in Clearwater, Florida know as Clearwater Tower (the "Building"): and, that Sixth Amendment of Lease Agreement dated November 2, 2017 for Additional Expansion Premises of approximately 1,071 rentable square feet consisting of the suite 760 located on the Seventh (7th) floor, (hereinafter the "Lease Agreement"). The total Premises became 46,628 rentable square feet.
B.Landlord and Tenant desire to amend the Lease Agreement as hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease Agreement, as amended hereby, unless otherwise defined herein.
3.Commencing on our before December 4, 2018, the Premises shall increase by the addition of two suites on the first floor - suites 130 of approximately 669 rentable square feet and the suites across the hall known as suites 160/170 of approximately 1,860 rentable square feet. This total of 2,529 rentable square feet is leased for a period of approximately 1 year and will commence on or before December 4, 2018. Upon execution of this Amendment, Tenant will be provided access to the space beforehand for purposes of preparatory work at no charge. Tenant shall pay Landlord a Monthly Base Rent for the spaces as follows:
Dec 4, 2018 to November 31, 2019 ..… 17.51 psf ..… $3,690.23
4.Existing lease for all other Tenant suites in the Building remain the same, in accordance with the original lease and the above noted Amendments.

5.The above Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease Agreement. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease Agreement.
6.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease Agreement, subject to change as provided in the Lease Agreement.
7.Tenant accepts the Premises in its "As Is" condition.
8.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to eh Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease Agreement. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
9.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRAIL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
10.Except as modified by this Amendment, the Lease Agreement and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease Agreement, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
11.Except as modified hereby, the Lease Agreement shall remain in full force and effect in accordance with the terms and provisions thereof.
12.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.

13.This Amendment may be executed in several counterparts. each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
14.A floorplan outlining the spaces is attached hereto in Exhibit A and made a part of this Amendment.
15.Window coverings will be provided for suite 160/170 in the form of blinds, frosted glass covering (as exists in suite 130) or other appropriate covering agreed between the parties, in order to provide privacy and create lack of visuality of the interior office workings from the interior and exterior corridors.
16.Improvements. Exhibit B is hereby made a part of this Lease Agreement. and its provisions shall control in the event of a conflict with the provisions contained in this Lease Agreement. Notwithstanding anything herein to the contract. Tenant shall be permitted to construct the Leasehold Improvements (as defined in Exhibit B) in accordance with the terms and conditions in Exhibit B. Tenant has no obligation to return the Premises to its original state for the modifications made for the Leasehold Improvements.
17.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
THIS AMENDMENT IS EXECUTED as of the day and year written be low .

Tenant Signed:	/s/ Stu Sjouwerman		Date:	Dec. 4, 2018
Stu Sjouwerman, CEO KnowBe4 Inc.

Witness:	/s/ Alicia Dietzen	Print Name:	Alicia Dietzen

Witness:	/s/ Tiffany Mortimer	Print Name:	Tiffany Mortimer

Landlord signed:	/s/ Brian Andrus		Date:	12/5/2018
Brian Andrus, Managing Member, CW Tower, LLC

Witness:	/s/ Donna Andrus	Print Name:	Donna Andrus

Witness:	/s/ Linda K. Clark	Print Name:	Linda Clark

EXHIBIT B
Leasehold Improvements - "Leasehold Improvements" shall mean all work specified in Exhibit B, which shall be necessary to complete the Premises to a finished condition from which business can be conducted, including, without limitation, all floor coverings in the Premises; any Tenant desired upgrades to the Premises; all interior partitions and wall coverings in the Premises; all door hardware other than that provided by Landlord; and additional service/fire exits doors if required by applicable codes (including code requirements and/or changes or additions to Landlord's Work triggered by Tenant's use, exiting requirements, or interior floor plan layout).
LEASEHOLD IMPROVEMENTS
Tenant shall be permitted to perform the following Leasehold Improvements to suite 130 in accordance with the terms and conditions in the Lease Agreement:
1.Replacement of the ceiling and lighting (with EPA regulated and efficient lighting system) in the Premises.
2.Replacement of all carpeting on the floors throughout the Premises.
3.Painting of walls in the Premises.

Exhibit A

DISCLAIMER: THIS FLOORPLAN IS PROVIDED WITHOUT WARRANTY OF ANY KIND. FLOOR PLAN NINJA DISCLAIMS AND WARRANTY INCLUDING, WITHOUT LIMITATION, SATISFACTORY OR ACCURACY OF DIMENSIONS WE RESERVE THE RIGHTS TO USE ALL FLOOR PLANS AND RENDERINGS FOR MARKETING PURPOSES.

EIGHTH AMENDMENT TO LEASE AGREEMENT
THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered to be effective as of July 28, 2020 (the "Effective Date"), between CLEARWATER TOWER, LLC, a Florida limited liability company ("Landlord"), and KnowBe4, Inc., a Delaware corporation ("Tenant").
Background
A.Landlord and Tenant are parties to a Lease Agreement dated May 4th, 2015 (the "Original Lease"), as amended by a First Amendment to Lease Agreement dated May 27, 2015 (the "First Amendment"), a Second Amendment to Lease Agreement dated as of March 10, 2016 (the "Second Amendment"), a Third Amendment to Lease Agreement dated as of January 9, 2016(the "Third Amendment"), a Fourth Amendment to Lease Agreement dated as of May 17, 2017 (the "Fourth Amendment"), a Fifth Amendment to Lease Agreement dated as of August 30, 2017 (the "Fifth Amendment"), a Sixth Amendment to Lease Agreement dated as of November 2, 2017 (the "Sixth Amendment"), a Seventh Amendment to Lease Agreement dated as of December 4, 2018 (the "Seventh Amendment")- (collectively, the "Lease").
B.Pursuant to the Lease, Landlord currently leases to Tenant premises containing approximately 49,157 rentable square feet (the "Premises") in the office building known as Clearwater Tower and located at 33 N. Garden Avenue, Clearwater, Florida 33755, which Premises consist of the following: (I) Suite 1200 containing approximately 15,526 rentable square feet; (2) Suite 1100 containing approximately 15,526 rentable square feet; (3) Suite 700 containing approximately 15,576 rentable square feet; (4) Suite 130 containing approximately 669 square feet; and (5) Suite 160/170 containing approximately 1,860 rentable square feet.
C.Landlord and Tenant desire to amend the Lease as hereinafter set forth. This replaces and supersedes the earlier Eighth Amendment to Lease Agreement that was executed in July, 2019.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.Commencing on or before August 4, 2020, the Premises shall increase by the addition of the tenth (10th) floor in its entirety (Suite 1000) of approximately 15,848 rentable square feet (floor plan attached as Exhibit A). This additional square feet along with the above already leased square feet will be leased for the period noted below and will commence on or before August 4, 2020. Upon execution of this Amendment, Tenant will be provided access to the space beforehand for purposes of preparatory work at no charge, upon reasonable coordination with the existing tenant, Stratus Video. Stratus Video is to be fully vacated no later than August 3, 2020. Tenant shall pay Landlord a Monthly Base Rent for this space as follows:

Aug 4, 2020 to Aug 31, 2020	18.57 psf	$21,360.29
Sept 1, 2020 to May 31, 2021	18.57 psf	$24,524.78
June 1, 2021 to May 31, 2022	19.12 psf	$25,251.15
June 1, 2022 to May 31, 2023	19.69 psf	26.003.93
June 1, 2023 to May 31, 2024	20.28 psf	$26,783.12
June 1, 2024 to May 31, 2025	20.88 psf	$27,586.61
4.Existing leases for all other KnowBe4 suites in the Building shall remain the same, in accordance with their stated rates, but all are now are extended to May 31, 2025 to parallel the above time periods and shall continue the same 3% annual increase in rates as noted in the above
5.The above Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
6.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
7.Tenant shall be permitted to perform the Leasehold Improvements as detailed in Exhibit 8.
8.Tenant accepts the Premises in its "As Is" condition.
9.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including. without limitation. warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
10.TO THE MAXIMUM EXTENT PERMITTED BYLAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
11.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
12.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
13.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.
14.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
15.A floorplan out lining the spaces is attached hereto and made a part of this Amendment.
16.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED TN A BUILDING IN SUFFICIENT QUANTITIES , MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING

MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UN IT.
17.PARKING. In addition to the One Hundred and Fifty-Seven (157) parking spots currently provided to the Tenant by the Landlord under the Lease, Tenant shall have the right to use Fifty-Six (56) additional parking spaces in the parking garage connected to the Building at no additional charge to Tenant for a total of Two-Hundred and Thirteen (213) parking spots. Tenant's right to use the parking spots shall run for the term of the Lease.

Tenant Signed:			/s/ Stu Sjouwerman	Date:
Stu Sjouwerman, CEO KnowBe4, Inc.

Witness:	/s/	Jessica Shelton	Print Name:	Jessica Shelton

Witness:	/s/	Tiffany Mortimer	Print Name:	Tiffany Mortimer

Landlord signed:			/s/ Brian Andrus	Date:	7/29/2020
Brian Andrus, Managing Member, CW Tower, LLC

Witness:			Print name:

Witness:			Print name:

EXHIBIT A
FLOOR PLANS OF PREMISES

33 N GARDEN AVE

CLEARWATER FL 33755

SCALE: 1" = 20'

Open Office Area
Kitchen
Conference
Office
Office
Reception
Office
Office
Office
Open Office Area
Office
Elev
Elev
Maint
Office
Storage
Office
Copy Room
Stor
Office
Open Office Area
Office
Office
Conference
Office
Office
Office
Office
Office

10th Floor

EXHIBIT B
LEASEHOLD IMPROVEMENTS
Tenant shall be permitted to perform the following Leasehold Improvements in accordance with the terms and conditions in the Lease:
1.Removal of all interior walls in the Premises.
2.Replacement of the entire ceiling and lighting (with EPA regulated and efficient lighting system) in the Premises.
3.Replacement of all mechanical VAV units on the heating, ventilation, and air- conditioning units throughout the Premises.
4.Construction of glass conference rooms in the Premises.
5.Replacement of all carpeting on the floors throughout the Premises.
6.Replacement of carpeting and painting of walls in the elevator lobby on the I 0th floor of the Building.
7.Remodeling of the bathrooms in the Premises.
8.Construction of a kitchen in the Premises.

NINTH AMENDMENT TO LEASE AGREEMENT
THIS NINTH AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered to be effective as of November 6, 2020 (the "Effective Date"), between CLEARWATER TOWER, LLC, a Florida limited liability company ("Landlord"), and KnowBe4, Inc., a Delaware corporation (“Tenant”).
Background
A.Landlord and Tenant are parties to a Lease Agreement dated May 4th, 2015 (the "Original Lease"), as amended by a First Amendment to Lease Agreement dated May 27, 2015 (the "First Amendment"), a Second Amendment to Lease Agreement dated as of March 10, 2016 (the "Second Amendment"), a Third Amendment to Lease Agreement dated as of January 9, 2016(the "Third Amendment"), a Fourth Amendment to Lease Agreement dated as of May 17, 2017 (the "Fourth Amendment"), a Fifth Amendment to Lease Agreement dated as of August 30, 2017 (the "Fifth Amendment"), a Sixth Amendment to Lease Agreement dated as of November 2, 2017 (the "Sixth Amendment"), a Seventh Amendment to Lease Agreement dated as of December 4, 2018 (the "Seventh Amendment"), an Eighth Amendment to Lease Agreement dated as of July 28, 2020 (the “Eighth Amendment”) - (collectively, the "Lease").
B.Pursuant to the Lease, Landlord currently leases to Tenant premises containing approximately 65,005 rentable square feet (the "Premises") in the office building known as Clearwater Tower and located at 33 N. Garden Avenue, Clearwater, Florida 33755, which Premises consist of the following: (1) Suite 1200 containing approximately 15,526 rentable square feet; (2) Suite 1100 containing approximately 15,526 rentable square feet; (3) Suite 700 containing approximately 15,576 rentable square feet; (4) Suite 130 containing approximately 669 square feet; (5) Suite 160/170 containing approximately 1,860 rentable square feet; and (6) Suite 1000 containing approximately 15,848 rentable square feet.
C.Landlord and Tenant desire to amend the Lease as hereinafter set forth. This replaces and supersedes the earlier Eighth Amendment to Lease Agreement that was executed in July, 2020.
NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.The foregoing recitations are true and correct and are incorporated herein by this reference.
2.In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. All capitalized terms used in this Amendment shall have the meanings given to them in the Lease, as amended hereby, unless otherwise defined herein.
3.Commencing on or before January 1, 2021, the Premises shall increase by the addition of the Suite 100, part of Suite 105 and Suite 110 of approximately 3,140 rentable square feet (floor plan attached as Exhibit A). These additional square feet along with the above already leased square feet will be leased for the period noted below and will commence on or before January 1, 2021. Upon execution of this Amendment, Tenant will be provided access to the space beforehand for purposes of preparatory work at no charge, upon reasonable coordination with the building management and building engineer. The existing tenant, Affinitiv, is to be fully vacated no later than November 30, 2020. Tenant shall pay Landlord a Monthly Base Rent for this space as follows:

Jan 1, 2021 to Mar 31, 2021	0.00 psf	$0.00
Apr 1, 2021 to May 31, 2021	22.00 psf	$5,756.67
June 1, 2021 to May 31, 2022	22.66 psf	$5,929.37
June 1, 2022 to May 31, 2023	23.33 psf	$6,104.68
June 1, 2023 to May 31, 2024	24.04 psf	$6,290.47
June 1, 2024 to May 31, 2025	24.76 psf	$6,478.87
June 1, 2025 to May 31, 2026	25.50 psf	$6,672.50

4.Existing leases for all other KnowBe4 suites in the Building shall remain the same, in accordance with their stated rates, but all are now are extended to May 31, 2026 to parallel the above time periods and shall continue the same 3% annual increase in rates as noted in the above.
5.The above Base Rent (in the amount set forth above) shall be paid by Tenant to Landlord in equal monthly installments, in advance, without notice, set-off, reduction or counterclaim, commencing on the Effective Date and on the FIRST (1st) day of each calendar month thereafter throughout the balance of the Term in the manner otherwise provided in the Lease. Tenant shall also pay to Landlord all applicable sales taxes or other taxes in connection with Base Rent due under the Lease.
6.Tenant shall continue to pay as Additional Rent, all other Rents and Charges due under the Lease, subject to change as provided in the Lease.
7.Tenant shall be permitted to perform the Leasehold Improvements as detailed in Exhibit B.
8.Landlord shall perform the Leasehold Improvements as detailed in Exhibit C.
9.Tenant accepts the Premises in its "As Is" condition.
10.Landlord has not made and does not make any representations or warranties, expressed or implied, with respect to the Demised Premises (including, without limitation, warranties of habitability, merchantability and/or fitness for a particular purpose), which might be deemed pertinent by Tenant in determining to Lease the Demised Premises or to enter into this Amendment. Tenant does hereby expressly acknowledge that no such representations or warranties have been made and that Tenant is not relying upon same. Landlord is not liable for or bound in any manner by any promises, statements, representations or information pertaining to the Demised Premises made or furnished by any broker, Real Estate agent, employer, servant or any other person representing or purporting to represent Landlord.
This Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct, or by any other means except by a written instrument, duly executed by the party to be bound thereby. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.
11.TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, OR IN CONNECTION WITH THIS LEASE.
12.Except as modified by this Amendment, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto.
13.Except as modified hereby, the Lease shall remain in full force and effect in accordance with the terms and provisions thereof.
14.Tenant hereby represents and warrants to Landlord that this Amendment (and each term and provision hereof), has been duly and appropriately authorized by Tenant through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.

15.This Amendment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.
16.A floorplan outlining the spaces is attached hereto and made a part of this Amendment.
17.RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.
18.PARKING. In addition to the One Hundred and Fifty-Seven (157) parking spots currently provided to the Tenant by the Landlord under the Lease, Tenant shall have the right to use Fifty-Six (56) additional parking spaces in the parking garage connected to the Building at no additional charge to Tenant for a total of Two-Hundred and Thirteen (213) parking spots. Tenant’s right to use the parking spots shall run for the term of the Lease.
THIS AMENDMENT IS EXECUTED as of the day and year written below.

Tenant Signed:		/s/ Stu Sjouwerman		Date:	11/06/2020
Stu Sjouwerman, CEO KnowBe4, Inc.

Witness:	/s/	Tiffany Mortimer	Print Name:	Tiffany Mortimer

Witness:	/s/	Jessica Shelton	Print Name:	Jessica Shelton

Landlord signed: /s/ Brian Andrus				Date:
Brian Andrus, Managing Member, CW Tower, LLC

Witness:			Print name:

Witness:			Print name:

Exhibit A

33 N GARDEN AVE - REV. GROUND FLOOR
CLEARWATER, FL 33755

PART OF
105
110
100
3140 Ø
FloorPlanNinja.com

EXHIBIT B
LEASEHOLD IMPROVEMENTS
Tenant shall be permitted to perform the following Leasehold Improvements in accordance with the terms and conditions in the Lease:
1.Removal of all interior walls in the Premises.
2.Replacement of the entire ceiling and lighting (with EPA regulated and efficient lighting system) in the Premises.
3.Replacement of all mechanical VAV units on the heating, ventilation, and air-conditioning units throughout the Premises.
4.Construction of glass conference rooms in the Premises.
5.Replacement of all carpeting on the floors throughout the Premises.
6.Replacement of carpeting and painting of walls in the elevator lobby on the 10th floor of the Building.
7.Remodeling of the bathrooms in the Premises.
8.Construction of a kitchen in the Premises.
9.

Exhibit C
LEASEHOLD IMPROVEMENTS
Landlord shall perform the following Leasehold Improvements in accordance with the terms and conditions in the Lease:
1.Landlord shall re-constrcut the wall that was taken down previously in order to seal off Suite 105.